- --------------------------------------------------------------------------------

                      BANK OF AMERICA NATIONAL ASSOCIATION

                           Transferor and Servicer

                                     and

                       FIRST BANK NATIONAL ASSOCIATION

                                   Trustee

              on behalf of the Series 1996-A Certificateholders

                  ------------------------------------------

                            SERIES 1996-A SUPPLEMENT

                            Dated as of July 19, 1996

                                       to

                       POOLING AND SERVICING AGREEMENT

                          Dated as of July 19, 1996

                  ------------------------------------------

                         BA MASTER CREDIT CARD TRUST

                                Series 1996-A

- --------------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                                            Page
                                                                            ----


SECTION 1.  Designation                                                      1

SECTION 2.  Definitions                                                      1

SECTION 3.  Servicing Compensation and Assignment of Interchange             20

SECTION 4.  Reassignment and Transfer Terms                                  22

SECTION 5.  Delivery and Payment for the Investor Certificates               22

SECTION 6.  Depository; Form of Delivery of Investor Certificates            22

SECTION 7.  Article IV of Agreement                                          23
     SECTION 4.04  Rights of Certificateholders and the Collateral
                    Interest Holder                                          23
     SECTION 4.05  Allocations                                               23
     SECTION 4.06  Determination of Monthly Interest                         28
     SECTION 4.07  Determination of Monthly Principal                        29
     SECTION 4.08  Coverage of Required Amount                               30
     SECTION 4.09  Monthly Payments                                          31
     SECTION 4.10  Investor Charge-Offs                                      35
     SECTION 4.11  Excess Spread; Shared Excess Finance Charge
                    Collections                                              37
     SECTION 4.12  Reallocated Principal Collections                         39
     SECTION 4.13  Shared Excess Finance Charge Collections                  40
     SECTION 4.14  Shared Excess Principal Collections                       40
     SECTION 4.15  Principal Funding Account                                 41
     SECTION 4.16  Reserve Account                                           42
     SECTION 4.17  Determination of LIBOR                                    44
     SECTION 4.18  Transferor's or Servicer's Failure to Make a
                    Deposit or Payment                                       45

SECTION 8.  Article V of the Agreement                                       45
     SECTION 5.01  Distributions                                             45
     SECTION 5.02  Monthly Series 1996-A Certificateholders' Statement       46

SECTION 9.  Series 1996-A Pay Out Events                                     48

SECTION 10. Series 1996-A Termination                                        50

SECTION 11. Counterparts                                                     50

SECTION 12. Periodic Finance Charges and Other Fees                          50

SECTION 13. Governing Law                                                    50

                                                                            Page
                                                                            ----

SECTION 14. No Petition                                                      50

SECTION 15. Tax Representation and Covenant                                  50

SECTION 16. Certain Tax Related Amendments                                   51



EXHIBITS
- --------

EXHIBIT A-1 Form of Class A Certificate
EXHIBIT A-2 Form of Class B Certificate
EXHIBIT B   Form of Monthly Payment Instructions and Notification
             to the Trustee
EXHIBIT C   Form of Monthly Series 1996-A Certificateholders'
             Statement

            SERIES 1996-A SUPPLEMENT, dated as of July 19, 1996 (this "Series Supplement"), between BANK OF AMERICA NATIONAL ASSOCIATION, a national banking association, as Transferor and Servicer, and FIRST BANK NATIONAL ASSOCIATION, as Trustee under the Pooling and Servicing Agreement, dated as of July 19, 1996, between Bank of America National Association and the Trustee (as amended, the "Agreement").

            Pursuant to this Series Supplement, the Transferor and the Trust shall create a Series of Investor Certificates and shall specify the Principal Terms thereof.

            SECTION  1.  Designation.  (a)  THERE IS  HEREBY CREATED A SERIES OF
                         -----------
INVESTOR CERTIFICATES TO BE ISSUED IN TWO CLASSES PURSUANT TO THE AGREEMENT AND THIS SERIES SUPPLEMENT AND TO BE KNOWN TOGETHER AS THE "SERIES 1996-A CERTIFICATES." THE TWO CLASSES SHALL BE DESIGNATED THE CLASS A FLOATING-RATE ASSET BACKED CERTIFICATES, SERIES 1996-A (THE "CLASS A CERTIFICATES") AND THE CLASS B FLOATING-RATE ASSET BACKED CERTIFICATES, SERIES 1996-A (THE "CLASS B CERTIFICATES"). THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES SHALL BE SUBSTANTIALLY IN THE FORM OF EXHIBITS A-1 AND A-2 HERETO, RESPECTIVELY. IN ADDITION, THERE IS HEREBY CREATED A THIRD CLASS OF AN UNCERTIFICATED INTEREST IN THE TRUST WHICH SHALL BE DEEMED TO BE AN "INVESTOR CERTIFICATE" FOR ALL PURPOSES UNDER THE AGREEMENT AND THIS SERIES SUPPLEMENT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND WHICH SHALL BE KNOWN AS THE COLLATERAL INTEREST, SERIES 1996-A (THE "COLLATERAL INTEREST").

            (b) SERIES 1996-A SHALL BE INCLUDED IN SHARED EXCESS FINANCE CHARGE GROUP ONE AND THE SHARED EXCESS PRINCIPAL COLLECTIONS GROUP (AS DEFINED BELOW). SERIES 1996-A SHALL NOT BE SUBORDINATED TO ANY OTHER SERIES.

            (c) THE COLLATERAL INTEREST HOLDER, AS HOLDER OF AN "INVESTOR CERTIFICATE" UNDER THE AGREEMENT, SHALL BE ENTITLED TO THE BENEFITS OF THE AGREEMENT AND THIS SERIES SUPPLEMENT UPON PAYMENT BY THE COLLATERAL INTEREST HOLDER OF AMOUNTS OWING ON THE CLOSING DATE PURSUANT TO THE LOAN AGREEMENT. NOTWITHSTANDING THE FOREGOING, EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE PROVISIONS OF ARTICLE VI AND ARTICLE XII OF THE AGREEMENT RELATING TO THE REGISTRATION, AUTHENTICATION, DELIVERY, PRESENTATION, CANCELLATION AND SURRENDER OF REGISTERED CERTIFICATES SHALL NOT BE APPLICABLE TO THE COLLATERAL INTEREST.

            SECTION 2.  Definitions.
                        -----------

            In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.

            "Acceptable  Successor  Servicer" shall mean (i) First Bank National
             -------------------------------
Association or (ii) any other Successor Servicer which has given written notice to the Transferor and the Rating Agencies that such Successor Servicer will accept Servicer Interchange as a partial payment of the Investor Servicing Fee; provided, however, that prior to any Person becoming an Acceptable Successor
- --------   -------
Servicer pursuant to clause (ii) above, the Transferor shall have received a written notice from Standard & Poor's that such action will not cause a reduction or withdrawal of its then current rating of the Class A Certificates or the Class B Certificates.

            "Accumulation  Period"  shall mean,  solely for the  purposes of the
             --------------------
definition of Shared Excess Principal Collections Group Monthly Principal Payment as such term is defined in each Supplement relating to the Shared Excess Principal Collections Group, the Controlled Accumulation Period.

            "Accumulation  Period Factor" shall mean, for each Monthly Period, a
             ---------------------------
fraction, the numerator of which is equal to the sum of the initial investor interests (or such other amounts as are specified in the applicable Supplement) of all outstanding Series, and the denominator of which is equal to the sum of
(a) the Initial Investor Interest, (b) the initial investor interests (or such other amounts as are specified in the applicable Supplement) of all outstanding Series (other than Series 1996-A) which are not expected to be in their revolving periods, and (c) the initial investor interests (or such other amounts as are specified in the applicable Supplement) of all other outstanding Series which are not allocating Shared Excess Principal Collections to other Series and are in their revolving periods.

            "Accumulation  Period  Length" shall have the meaning  assigned such
             ----------------------------
term in subsection 4.09(i).

            "Accumulation   Shortfall"  shall  initially  mean  zero  and  shall
             ------------------------
thereafter mean, with respect to any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such Transfer Date over the amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(i) with respect to the Class A Certificates.

            "Adjusted Investor Interest" shall mean, with respect to any date of
             --------------------------
determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest for such date.

            "Aggregate  Investor Default Amount" shall mean, with respect to any
             ----------------------------------
Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

            "Available  Investor Principal  Collections" shall mean with respect
             ------------------------------------------
to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Collateral
                             -----
Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus (c) the amount of Shared Excess Principal Collections with respect to the Shared Excess Principal Collections Group that are allocated to Series 1996-A in accordance with subsection 4.14(b).

            "Available  Reserve  Account Amount" shall mean, with respect to any
             ----------------------------------
Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.16(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.11(i) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

            "Base Rate"  shall mean,  with  respect to any Monthly  Period,  the
             ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Monthly Interest, each for the related Interest Period, and the Certificateholder Servicing Fee and the Servicer Interchange, each with respect to such Monthly Period and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

            "Certificateholder  Servicing Fee" shall have the meaning  specified
             --------------------------------
in subsection 3(a) hereof.

            "Class A Additional  Interest"  shall have the meaning  specified in
             ----------------------------
subsection 4.06(a).

            "Class A Adjusted Investor Interest" shall mean, with respect to any
             ----------------------------------
date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

            "Class A Available Funds"  shall mean,  with respect to any Monthly
             -----------------------
Period, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, the Principal Funding Investment Proceeds arising pursuant to subsection 4.15(b), if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.16(b) and 4.16(d) .

            "Class A Certificate Rate" shall mean from the Closing Date through
             ------------------------
August 14, 1996, from August 15, 1996 through September 15, 1996 and with respect to each Interest Period thereafter, a per annum rate equal to 0.13% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

            "Class A  Certificateholder"  shall  mean the Person in whose name a
             --------------------------
Class A Certificate is registered in the Certificate Register.

            "Class A Certificates"  shall mean any of the certificates  executed
             --------------------
by  the  Transferor  and   authenticated   by  or  on  behalf  of  the  Trustee,
substantially in the form of Exhibit A-1 hereto.

            "Class A  Deficiency  Amount"  shall have the meaning  specified  in
             ---------------------------
subsection 4.06(a).

            "Class A Fixed  Allocation"  shall mean, with respect to any Monthly
             -------------------------
Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period; provided, however, that if Series 1996-A is paired with a
                    --------   -------
Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee, the Servicer and Standard & Poor's, designate a different numerator (provided that such numerator is not less than the Class A Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used to determine the Fixed Investor Percentage with respect to such Monthly Period.

            "Class A  Floating  Allocation"  shall  mean,  with  respect  to any
             -----------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

            "Class A Initial Investor Interest" shall mean the aggregate initial
             ---------------------------------
principal amount of the Class A Certificates, which is $427,500,000.

            "Class A  Investor  Allocation"  shall  mean,  with  respect  to any
             -----------------------------
Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization
Period, the Class A Fixed Allocation.

            "Class A Investor  Charge-Offs"  shall have the meaning specified in
             -----------------------------
subsection 4.10(a).

            "Class A Investor  Default  Amount" shall mean, with respect to each
             ---------------------------------
Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for the related Monthly Period.

            "Class  A   Investor   Interest"   shall   mean,   on  any  date  of
             ------------------------------
determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A
- -----
Certificateholders  prior to such date and minus (c) the excess,  if any, of the
                                           -----
aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A
                                         --------   -------
Investor Interest may not be reduced below zero.

            "Class  A  Monthly   Interest"  shall  mean  the  monthly   interest
             ----------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a).

            "Class  A  Monthly  Principal"  shall  mean  the  monthly  principal
             ----------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a).

            "Class A  Required  Amount"  shall  have the  meaning  specified  in
             -------------------------
subsection 4.08(a).

            "Class A Scheduled Payment Date" shall mean the July 2001
             ------------------------------
Distribution Date.

            "Class  A  Servicing  Fee"  shall  have  the  meaning  specified  in
             ------------------------
subsection 3(a) of this Series Supplement.

            "Class B Additional  Interest"  shall have the meaning  specified in
             ----------------------------
subsection 4.06(b).

            "Class B Available  Funds"  shall mean,  with respect to any Monthly
             ------------------------
Period, an amount equal to the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the

Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

            "Class B Certificate  Rate" shall mean from the Closing Date through
             -------------------------
August 14, 1996, from August 15, 1996 through September 15, 1996 and with respect to each Interest Period thereafter, a per annum rate equal to 0.29% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

            "Class B  Certificateholder"  shall  mean the Person in whose name a
             --------------------------
Class B Certificate is registered in the Certificate Register.

            "Class B Certificates"  shall mean any of the certificates  executed
             --------------------
by  the  Transferor  and   authenticated   by  or  on  behalf  of  the  Trustee,
substantially in the form of Exhibit A-2 hereto.

            "Class B  Deficiency  Amount"  shall have the meaning  specified  in
             ---------------------------
subsection 4.06(b).

            "Class B Fixed  Allocation"  shall mean, with respect to any Monthly
             -------------------------
Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period; provided, however, that if Series 1996-A is paired with a
                    --------   -------
Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee, the Servicer and Standard & Poor's, designate a different numerator (provided that such numerator is not less than the Class B Investor Interest (less, if the Class A Fixed Allocation is zero, the balance on deposit in the Principal Account to the extent not subtracted in reducing the Class A Fixed Allocation to zero) as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used to determine the Fixed Investor Percentage with respect to such Monthly Period.

            "Class B Floating Allocation"  shall  mean,  with  respect  to any
             ---------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first
                          --------   -------
Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

            "Class B Initial Investor Interest" shall mean the aggregate initial
             ---------------------------------
principal amount of the Class B Certificates, which is $32,500,000.

            "Class B  Investor  Allocation"  shall  mean,  with  respect  to any
             -----------------------------
Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization
Period, the Class B Fixed Allocation.

            "Class B Investor  Charge-Offs"  shall have the meaning specified in
             -----------------------------
subsection 4.10(b).

            "Class B Investor  Default  Amount" shall mean, with respect to each
             ---------------------------------
Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly Period.

            "Class  B   Investor   Interest"   shall   mean,   on  any  date  of
             ------------------------------
determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B
- -----
Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the aggregate amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Collateral Interest has not been reduced, minus (e) an amount
                                                             -----
equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor
                                              -------
Interest may not be reduced below zero.

            "Class  B  Monthly   Interest"  shall  mean  the  monthly   interest
             ----------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b).

            "Class  B  Monthly  Principal"  shall  mean  the  monthly  principal
             ----------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b).

            "Class B  Required  Amount"  shall  have the  meaning  specified  in
             -------------------------
subsection 4.08(b).

            "Class B Scheduled Payment Date" shall mean the August 2001
             ------------------------------
Distribution Date.

            "Class  B  Servicing  Fee"  shall  have  the  meaning  specified  in
             ------------------------
subsection 3(a) hereof.

            "Closing Date" shall mean July 19, 1996.
             ------------

            "Code" shall mean the Internal Revenue Code of 1986, as amended.
             ----

            "Collateral  Allocation"  shall  mean,  with  respect to any Monthly
             ----------------------
Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Collateral Fixed Allocation.

            "Collateral Available Funds" shall mean, with respect to any Monthly
             --------------------------
Period, an amount equal to the Collateral Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03 (a) of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

            "Collateral Charge-Offs" shall have the meaning specified in
             ----------------------
subsection 4.10(c).

            "Collateral Default Amount" shall mean, with respect to any Transfer
             -------------------------
Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation applicable for the related Monthly Period.

            "Collateral  Fixed  Allocation"  shall  mean,  with  respect  to any
             -----------------------------
Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period; provided, however, that if Series 1996-A is paired with a Paired Series
        --------   -------
and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator (provided that such numerator is not less than the Collateral Interest (less, if the Class B Fixed Allocation is zero, the balance on deposit in the Principal Account, to the extent not subtracted in reducing the Class B Fixed Allocation to zero) as of the last day of the revolving period for such Paired Series), and the denominator of which is equal to the numerator used to determine the Fixed Investor Percentage with respect to such Monthly Period.

            "Collateral  Floating  Allocation"  shall mean,  with respect to any
             --------------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first
                          --------   -------
Monthly Period, the Collateral Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Interest and the denominator of which is the Initial Investor Interest.

            "Collateral  Initial  Interest"  shall  mean the  aggregate  initial
             -----------------------------
principal amount of the Collateral Interest, which is $40,000,000.

             "Collateral  Interest" shall mean, on any date of determination,  a
              --------------------
fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement; provided, however, that, with respect to any date,
                             --------   -------
the Collateral Interest shall be an amount equal to (a) the Collateral Initial Interest, minus (b) the aggregate amount of principal payments made to the
           -----
Collateral Interest Holder prior to such date, minus (c) the aggregate amount of
                                               -----
Collateral Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(c), minus (d) the aggregate amount of Reallocated Principal Collections
          -----
allocated pursuant to subsections 4.12(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest has
- -----
been reduced on all prior Transfer  Dates  pursuant to  subsections  4.10(a) and
(b),  and plus (f) the  aggregate  amount of Excess  Spread  and  Shared  Excess
          ----
Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.11(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however,
                                                     -------- -------   -------
that the Collateral Interest may not be reduced below zero.

            "Collateral Interest Holder" shall mean the entity so designated
             --------------------------
in the Loan Agreement.

            "Collateral Interest Servicing Fee" shall have the meaning specified
             ---------------------------------
in subsection 3(a) hereof.

            "Collateral  Monthly  Interest"  shall  mean  the  monthly  interest
             -----------------------------
distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.06(c).

            "Collateral  Monthly  Principal"  shall mean the  monthly  principal
             ------------------------------
distributable in respect of the Collateral Interest as calculated in accordance with subsection 4.07(c).

            "Collateral  Rate" shall mean,  for any  Interest  Period,  the rate
             ----------------
specified in the Loan Agreement.

            "Controlled  Accumulation  Amount"  shall mean (a) for any  Transfer
             --------------------------------
Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, $35,625,000; provided, however, that if
                                                      --------  -------
the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.09(i), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest will be equal to (i) the product of (x) the Class A Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number and
(b) for any Transfer Date with respect to the Controlled Accumulation Period after payment in full of the Class A Investor Interest, an amount equal to the Class B Investor Interest as of such Transfer Date.

            "Controlled  Accumulation Period" shall mean, unless a Pay Out Event
             -------------------------------
shall have occurred prior thereto, the period commencing at the close of business on June 30, 2000 or such later date as is determined in accordance with subsection 4.09(i) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1996-A Termination Date.

            "Controlled Deposit Amount" shall mean, with respect to any Transfer
             -------------------------
Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any Accumulation Shortfall remaining at the close of business on the immediately preceding Transfer Date.

            "Covered Amount" shall mean an amount, determined as of the Transfer
             --------------
Date with respect to any Interest Period, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate
                                              -----
Rate in effect with respect to such Interest Period and (b) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date.

            "Credit  Enhancement"  shall  mean (a) with  respect  to the Class A
             -------------------
Certificates, the subordination of the Class B Certificates and the Collateral Interest, and (b) with respect to the Class B Certificates, the subordination of the Collateral Interest.

            "Credit Enhancement Provider" shall mean the Collateral Interest
             ---------------------------
Holder.

            "Cumulative  Series Finance Charge  Shortfall" shall mean the sum of
             --------------------------------------------
the Series Finance Charge Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Shared Excess Finance Charge Collections Group One.

            "Cumulative  Series  Principal  Shortfall" shall mean the sum of the
             ----------------------------------------
Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in the Shared Excess Principal Collections Group.

            "Daily   Principal   Shortfall"   shall   mean,   on  any   date  of
             -----------------------------
determination, the excess of the Shared Excess Principal Collections Group Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to investor certificates of all outstanding Series in the Shared Excess Principal Collections Group, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

            "Deficiency  Amount" shall mean, at any time of  determination,  the
             ------------------
sum of the Class A Deficiency Amount and the Class B Deficiency Amount.

            "Distribution  Date" shall mean  September 16, 1996 and the 15th day
             ------------------
of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

            "Excess  Spread" shall mean,  with respect to any Transfer Date, the
             --------------
sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.09(a)(iv), 4.09(b)(iii) and 4.09(c)(ii).

            "Fixed Investor  Percentage" shall mean, with respect to any Monthly
             --------------------------
Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided, however, that if Series 1996-A is
                                 --------   -------
paired with a Paired Series and a Pay Out Event occurs with respect to such Paired Series during the Controlled Accumulation Period, the Transferor may, by written notice delivered to the Trustee, the Servicer and Standard & Poor's, designate a different numerator (provided that such numerator is not less than the Adjusted Investor Interest (less the balance on deposit in the Principal Account) as of the last day of the revolving period for such Paired Series); provided, however, that with respect to any Monthly Period in which an Addition
- --------   -------
Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause (a) hereof shall be (i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

            "Floating  Investor  Percentage"  shall  mean,  with  respect to any
             ------------------------------
Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables initially transferred to the Trust on the Closing Date, and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period) and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly
                             --------  -------
Period in which an Addition Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause
(a) hereof shall be (A) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (B) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related
Addition Date or Removal Date to and including the last day of such Monthly Period.

            "Initial Investor Interest" shall mean $500,000,000.
             -------------------------

            "Interest Period" shall mean, with respect to any Distribution Date,
             ---------------
the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

            "Investor  Certificateholder"  shall  mean (a) with  respect  to the
             ---------------------------
Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

            "Investor  Certificates"  shall mean the Class A  Certificates,  the
             ----------------------
Class B Certificates and the Collateral Interest.

            "Investor Default Amount" shall mean, with respect to any Receivable
             -----------------------
in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

            "Investor  Interest"  shall mean, on any date of  determination,  an
             ------------------
amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, each as of such date.

            "Investor  Percentage"  shall mean for any Monthly Period,  (a) with
             --------------------
respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed
Investor Percentage.

            "Investor  Principal  Collections"  shall mean,  with respect to any
             --------------------------------
Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.05(a)(ii), (iii) and
(iv), 4.05(b)(ii), (iii) and (iv) or 4.05(c)(ii), in each case, as applicable to such Monthly Period and (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.09(a)(iii) and 4.11(a) (to the extent allocable to the Class A Investor Default Amount), (b), (c) (to the extent allocable to the Class B Investor Default Amount), (d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount of Unallocated Principal Collections deposited into the Principal Account pursuant to subsection 4.05(d).

            "Investor  Servicing  Fee"  shall  have  the  meaning  specified  in
             ------------------------
subsection 3(a) hereof.

            "LIBOR" shall mean, for any Interest  Period,  the London  interbank
             -----
offered rate for one-month United States dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.17.

            "LIBOR  Determination  Date" shall mean July 17, 1996 for the period
             --------------------------
from the Closing Date through August 14, 1996, August 13, 1996 for the period from August 15, 1996 through September 15, 1996, and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

            "Loan Agreement" shall mean the agreement among the Transferor,  the
             --------------
Servicer, the Trustee, and the Collateral Interest Holder, dated as of July 19, 1996, as amended or modified from time to time.

            "Monthly  Interest"  shall mean,  with respect to any Transfer Date,
             -----------------
the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any, and (c) the Collateral Monthly Interest, each with respect to such Transfer Date.

            "Monthly Period" shall have the meaning  specified in the Agreement,
             --------------
except that the first Monthly Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include August 31, 1996.

            "Net  Servicing Fee Rate" shall mean (a) so long as the  Transferor,
             -----------------------
an Affiliate thereof or an Acceptable Successor Servicer is the Servicer, 1.0% per annum and (b) if the Transferor, an Affiliate thereof or an Acceptable Successor Servicer is no longer the Servicer, 2.0% per annum.

            "Pay Out Commencement Date" shall mean the date on which a Trust Pay
             -------------------------
Out Event is deemed to occur pursuant to Section 9.01 or a Series 1996-A Pay Out Event is deemed to occur pursuant to Section 9 hereof.

            "Portfolio  Adjusted Yield" shall mean, with respect to any Transfer
             -------------------------
Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.5% from the result for each Monthly Period.

            "Portfolio  Yield" shall mean,  with respect to any Monthly  Period,
             ----------------
the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, (c) the amount of the Reserve Draw Amount

(up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.16, each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly Period and (d) provided that, if after the date hereof, each Rating Agency has consented in writing to the inclusion thereof in calculating the Portfolio Yield, any Shared Excess Finance Charge Collections that are allocated to Series 1996-A with respect to the Distribution Date relating to such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

            "Principal Funding Account" shall have the meaning set forth in
             -------------------------
subsection 4.15(a).

            "Principal  Funding Account Balance" shall mean, with respect to any
             ----------------------------------
date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

            "Principal Funding Investment  Proceeds" shall mean, with respect to
             --------------------------------------
each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

            "Principal Funding Investment Shortfall" shall mean, with respect to
             --------------------------------------
each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

            "Rapid  Amortization  Period"  shall  mean the  Amortization  Period
             ---------------------------
commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 1996-A Termination Date and (b) the termination of the Trust pursuant to Section 12.01.

            "Rating Agency" shall mean Fitch, Moody's and Standard & Poor's.
             -------------

            "Rating Agency  Condition" shall mean the notification in writing by
             ------------------------
each Rating Agency to the Transferor, the Servicer and the Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

            "Reallocated Class B Principal Collections" shall mean, with respect
             -----------------------------------------
to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such

Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class B Investor
- --------   -------
Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

            "Reallocated  Collateral  Principal  Collections"  shall mean,  with
             -----------------------------------------------
respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 4.12 (a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for such Transfer Date.

            "Reallocated Principal Collections" shall mean the sum of (a)
             ---------------------------------
Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

            "Reference  Banks"  shall  mean  four  major  banks  in  the  London
             ----------------
interbank market selected by the Servicer.

            "Required  Accumulation Factor Number" shall be equal to a fraction,
             ------------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

            "Required Collateral Interest" shall mean (a) initially, $40,000,000
             ----------------------------
and (b) on any Transfer Date thereafter, 8.0% of the sum of the Class A Adjusted Investor Interest and the Class B Investor Interest on such Transfer Date, after taking into account deposits into the Principal Funding Account on such Transfer Date and payments to be made on the related Distribution Date, and the Collateral Interest on the prior Transfer Date, after any adjustments to be made on such date, but not less than $15,000,000; provided, however, that (x) if
                                                --------   -------
either (i) there is a reduction in the  Collateral  Interest  pursuant to clause
(c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event, (y) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date after taking into account the payments to be made on the related

Distribution Date and (z) the Required Collateral Interest may be reduced at the Transferor's option at any time to a lesser amount if the Transferor, the Servicer, the Collateral Interest Holder and the Trustee have been provided evidence that the Rating Agency Condition shall have been satisfied.

            "Required  Reserve  Account  Amount" shall mean, with respect to any
             ----------------------------------
Transfer Date on or after the Reserve  Account  Funding Date, an amount equal to
(a) 0.5% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Transferor; provided, however, that if such
                                                --------   -------
designation is of a lesser amount, the Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1996-A.

            "Reserve Account" shall have the meaning specified in subsection
             ---------------
4.16(a).

            "Reserve  Account  Funding  Date" shall mean the Transfer Date which
             -------------------------------
occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

            "Reserve  Account  Surplus"  shall  mean,  as of any  Transfer  Date
             -------------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

            "Reserve Draw Amount" shall have the meaning specified in
             -------------------
subsection 4.16(c).

            "Revolving  Period"  shall mean the period  from and  including  the
             -----------------
Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date.

            "Series  1996-A"  shall mean the Series of the BA Master Credit Card
             --------------
Trust represented by the Investor Certificates.

            "Series 1996-A  Certificateholders" shall mean the holders of record
             ---------------------------------
of a Series 1996-A Certificate.

            "Series 1996-A Certificates" shall mean the Class A Certificates and
             --------------------------
the Class B Certificates.

            "Series  1996-A Pay Out Event"  shall have the meaning  specified in
             ----------------------------
Section 9 hereof.

            "Series 1996-A Termination Date" shall mean the earliest to occur of
             ------------------------------
(a) the Distribution Date on which the Investor Interest is paid in full, (b) the August 2003 Distribution Date and (c) the Trust Termination Date.

            "Series  Finance  Charge  Shortfall"  shall mean with respect to any
             ----------------------------------
Transfer Date, the excess, if any, of (a) the aggregate amount needed to make each distribution described in subsections 4.11(a) though (j) over (b) the aggregate amount of Excess Spread for such Transfer Date.

            "Series Principal Shortfall" shall mean with respect to any Transfer
             --------------------------
Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the sum of (A) the Controlled Deposit Amount for such Transfer Date, and (B) the excess, if any, of the Collateral Interest for such Transfer Date over the Required Collateral Interest for such Transfer Date and (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections minus the Reallocated Principal Collections (other than Reallocated Principal Collections available to pay the Class A Investor Default Amount and the Class B Investor Default Amount) for such Transfer Date.

            "Series Servicing Fee Percentage" shall mean 2.0%.
             -------------------------------

            "Servicer  Interchange"  shall  mean,  for any Monthly  Period,  the
             ---------------------
portion of Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account with respect to such Monthly Period that is attributable to Interchange; provided, however, that
                                                       --------   -------
Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest as of the last day of such Monthly Period and (ii) 1.0%.

            "Shared Excess Finance Charge  Collections" shall mean, with respect
             -----------------------------------------
to any Distribution Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Finance Charge Shortfall with respect to other outstanding Series in Shared Excess Finance Charge Group One or
(b) the amounts allocated to the investor certificates of other Series in Shared Excess Finance Charge Group One which the applicable Supplements for such Series specify are to be treated as "Shared Excess Finance Charge Collections" and which may be applied pursuant to Section 4.11 with respect to the Investor Certificates.

            "Shared Excess  Principal  Collections"  shall mean, with respect to
             -------------------------------------
any Distribution Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series in the Shared Excess Principal Collections Group or
(b) the amounts allocated to the investor certificates of other Series in the Shared Excess Principal Collections Group which the applicable Supplements for such Series specify are to be treated as "Shared Excess Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

            "Shared Excess Principal Collections Group" shall mean Series 1996-A
             -----------------------------------------
and each other Series specified in the related Supplement to be included in the Shared Excess Principal Collections Group.

            "Shared  Excess  Principal   Collections   Group  Monthly  Principal
             -------------------------------------------------------------------
Payment"  shall mean with respect to any Monthly  Period,  for all Series in the
- -------
Shared Excess Principal Collections Group (including Series 1996-A) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group),
(c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in the Shared Excess Principal Collections Group in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group),
(d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in the Shared Excess Principal Collections Group in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in the Shared Excess Principal Collections Group), (e) the excess of the Collateral Interest as of the Transfer Date occurring in such Monthly Period over the Required Collateral Interest for the related Transfer Date, assuming no Accumulation Shortfall and (f) such other amounts as may be specified in the related Supplements for all Series in the Shared Excess Principal Collections Group.

            "Telerate  Page  3750"  shall mean the  display  page  currently  so
             --------------------
designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

            "Unallocated Principal Collections" shall have the meaning
             ---------------------------------
specified in subsection 4.05(d).

            SECTION 3. Servicing Compensation and Assignment of Interchange.
                       ----------------------------------------------------
(a) THE SHARE OF THE SERVICING FEE ALLOCABLE TO SERIES 1996-A WITH RESPECT TO ANY TRANSFER DATE (THE "INVESTOR SERVICING FEE") SHALL BE EQUAL TO ONE-TWELFTH OF THE PRODUCT OF (I) THE SERIES SERVICING FEE PERCENTAGE AND (II) THE ADJUSTED INVESTOR INTEREST AS OF THE LAST DAY OF THE MONTHLY PERIOD PRECEDING SUCH TRANSFER DATE; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE FIRST TRANSFER DATE,
               --------   -------
THE INVESTOR SERVICING FEE SHALL BE EQUAL TO $611,112. ON EACH TRANSFER DATE FOR WHICH THE TRANSFEROR, AN AFFILIATE OF THE TRANSFEROR, OR AN ACCEPTABLE SUCCESSOR SERVICER IS THE SERVICER, THE SERVICER INTERCHANGE WITH RESPECT TO THE RELATED MONTHLY PERIOD THAT IS ON DEPOSIT IN THE FINANCE CHARGE ACCOUNT SHALL BE WITHDRAWN FROM THE FINANCE CHARGE ACCOUNT AND PAID TO THE SERVICER IN PAYMENT OF A PORTION OF THE INVESTOR SERVICING FEE WITH RESPECT TO SUCH MONTHLY PERIOD. SHOULD THE SERVICER INTERCHANGE ON DEPOSIT IN THE FINANCE CHARGE ACCOUNT ON ANY TRANSFER DATE FOR WHICH THE TRANSFEROR, AN AFFILIATE OF THE TRANSFEROR OR AN ACCEPTABLE SUCCESSOR SERVICER IS THE SERVICER, WITH RESPECT TO THE RELATED MONTHLY PERIOD BE LESS THAN ONE-TWELFTH OF 1.0% OF THE ADJUSTED INVESTOR INTEREST AS OF THE LAST DAY OF SUCH MONTHLY PERIOD, THE INVESTOR SERVICING FEE WITH RESPECT TO SUCH MONTHLY PERIOD WILL NOT BE PAID TO THE EXTENT OF SUCH INSUFFICIENCY OF SERVICER INTERCHANGE ON DEPOSIT IN THE FINANCE CHARGE ACCOUNT. THE SERVICER INTERCHANGE WITH RESPECT TO THE FIRST TRANSFER DATE MAY EQUAL, BUT SHALL NOT EXCEED $305,556. THE SHARE OF THE INVESTOR SERVICING FEE ALLOCABLE TO THE CLASS A INVESTOR INTEREST WITH RESPECT TO ANY TRANSFER DATE (THE "CLASS A SERVICING FEE") SHALL BE EQUAL TO ONE-TWELFTH OF THE PRODUCT OF (I) THE CLASS A FLOATING ALLOCATION, (II) THE NET SERVICING FEE RATE AND (III) THE ADJUSTED
INVESTOR INTEREST AS OF THE LAST DAY OF THE MONTHLY PERIOD PRECEDING SUCH TRANSFER DATE; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE FIRST TRANSFER DATE,
               --------   -------
THE CLASS A SERVICING FEE SHALL BE EQUAL TO $261,250. THE SHARE OF THE INVESTOR SERVICING FEE ALLOCABLE TO THE CLASS B INVESTOR INTEREST WITH RESPECT TO ANY TRANSFER DATE (THE "CLASS B SERVICING FEE") SHALL BE EQUAL TO ONE-TWELFTH OF THE PRODUCT OF (I) THE CLASS B FLOATING ALLOCATION, (II) THE NET SERVICING FEE RATE AND (III) THE ADJUSTED INVESTOR INTEREST AS OF THE LAST DAY OF THE MONTHLY PERIOD PRECEDING SUCH TRANSFER DATE; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE
                                     --------  -------
FIRST TRANSFER DATE, THE CLASS B SERVICING FEE SHALL BE EQUAL TO $19,861. THE SHARE OF THE INVESTOR SERVICING FEE ALLOCABLE TO THE COLLATERAL INTEREST WITH

RESPECT TO ANY TRANSFER DATE (THE "COLLATERAL INTEREST SERVICING FEE", TOGETHER WITH THE CLASS A SERVICING FEE AND THE CLASS B SERVICING FEE, THE "CERTIFICATEHOLDER SERVICING FEE") SHALL BE EQUAL TO ONE-TWELFTH OF THE PRODUCT OF (I) THE COLLATERAL FLOATING ALLOCATION, (II) THE NET SERVICING FEE RATE AND
(III) THE ADJUSTED INVESTOR INTEREST AS OF THE LAST DAY OF THE MONTHLY PERIOD PRECEDING SUCH TRANSFER DATE; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE FIRST
                              --------   -------
TRANSFER DATE, THE COLLATERAL INTEREST SERVICING FEE SHALL BE EQUAL TO $24,445. EXCEPT AS SPECIFICALLY PROVIDED ABOVE, THE SERVICING FEE SHALL BE PAID BY THE CASH FLOWS FROM THE TRUST ALLOCATED TO THE TRANSFEROR OR THE CERTIFICATEHOLDERS OF OTHER SERIES (AS PROVIDED IN THE RELATED SUPPLEMENTS) AND IN NO EVENT SHALL THE TRUST, THE TRUSTEE OR THE INVESTOR CERTIFICATEHOLDERS BE LIABLE THEREFOR. THE CLASS A SERVICING FEE SHALL BE PAYABLE TO THE SERVICER SOLELY TO THE EXTENT AMOUNTS ARE AVAILABLE FOR DISTRIBUTION IN RESPECT THEREOF PURSUANT TO SUBSECTIONS 4.09(A)(II) AND 4.11(A). THE CLASS B SERVICING FEE SHALL BE PAYABLE SOLELY TO THE EXTENT AMOUNTS ARE AVAILABLE FOR DISTRIBUTION IN RESPECT THEREOF PURSUANT TO SUBSECTIONS 4.09(B)(II) AND 4.11(C). THE COLLATERAL INTEREST SERVICING FEE SHALL BE PAYABLE SOLELY TO THE EXTENT AMOUNTS ARE AVAILABLE FOR DISTRIBUTION IN RESPECT THEREOF PURSUANT TO SUBSECTION 4.11(F) OR IF APPLICABLE SUBSECTION 4.09(C)(I).

            (b) ON OR BEFORE EACH TRANSFER DATE, THE TRANSFEROR SHALL NOTIFY THE SERVICER OF THE AMOUNT OF INTERCHANGE TO BE INCLUDED AS COLLECTIONS OF FINANCE CHARGE RECEIVABLES AND ALLOCABLE TO THE INVESTOR CERTIFICATEHOLDERS WITH RESPECT TO THE PRECEDING MONTHLY PERIOD AS DETERMINED PURSUANT TO THIS SUBSECTION 3(B). SUCH AMOUNT OF INTERCHANGE SHALL BE EQUAL TO THE PRODUCT OF (I) THE TOTAL AMOUNT OF INTERCHANGE PAID OR PAYABLE TO THE TRANSFEROR WITH RESPECT TO SUCH MONTHLY PERIOD, (II) A FRACTION THE NUMERATOR OF WHICH IS THE AGGREGATE AMOUNT OF CARDHOLDER CHARGES FOR GOODS AND SERVICES IN THE ACCOUNTS WITH RESPECT TO SUCH MONTHLY PERIOD AND THE DENOMINATOR OF WHICH IS THE AGGREGATE AMOUNT OF CARDHOLDER CHARGES FOR GOODS AND SERVICES IN ALL MASTERCARD AND VISA CONSUMER REVOLVING CREDIT CARD ACCOUNTS OWNED BY THE TRANSFEROR WITH RESPECT TO SUCH MONTHLY PERIOD AND (III) THE INVESTOR PERCENTAGE WITH REGARD TO FINANCE CHARGE RECEIVABLES. ON EACH TRANSFER DATE, THE TRANSFEROR SHALL PAY TO THE SERVICER, AND THE SERVICER SHALL DEPOSIT INTO THE FINANCE CHARGE ACCOUNT, IN IMMEDIATELY AVAILABLE FUNDS, THE AMOUNT OF INTERCHANGE TO BE SO INCLUDED AS COLLECTIONS OF FINANCE CHARGE RECEIVABLES ALLOCABLE TO THE INVESTOR CERTIFICATES WITH RESPECT TO THE PRECEDING MONTHLY PERIOD. THE TRANSFEROR HEREBY ASSIGNS, SETS-OVER, CONVEYS, PLEDGES AND GRANTS A SECURITY INTEREST AND LIEN TO THE TRUSTEE FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS IN INTERCHANGE AND THE PROCEEDS OF INTERCHANGE, AS SET FORTH IN THIS SUBSECTION 3(B). IN CONNECTION WITH THE FOREGOING GRANT OF A SECURITY INTEREST, THIS SERIES SUPPLEMENT SHALL CONSTITUTE A SECURITY AGREEMENT UNDER APPLICABLE LAW. TO THE EXTENT THAT A SUPPLEMENT FOR A RELATED SERIES, OTHER THAN SERIES 1996-A, ASSIGNS, SETS-OVER, CONVEYS, PLEDGES OR GRANTS A SECURITY INTEREST IN INTERCHANGE ALLOCABLE TO THE TRUST, ALL

INVESTOR CERTIFICATES OF ANY SUCH SERIES (EXCEPT AS OTHERWISE SPECIFIED IN ANY SUCH SUPPLEMENT) AND THE INVESTOR CERTIFICATES SHALL RANK PARI PASSU AND BE EQUALLY AND RATABLY ENTITLED AS PROVIDED HEREIN TO THE BENEFITS OF SUCH INTERCHANGE WITHOUT PREFERENCE OR PRIORITY ON ACCOUNT OF THE ACTUAL TIME OR TIMES OF AUTHENTICATION AND DELIVERY, ALL IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THIS SERIES SUPPLEMENT AND OTHER RELATED SUPPLEMENTS.

            SECTION  4.   Reassignment   and   Transfer   Terms.   The  Investor
                          -------------------------------------
Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

            SECTION 5. Delivery and Payment for the Investor  Certificates.  The
                       ---------------------------------------------------
Transferor shall execute and deliver the Series 1996-A Certificates to the Trustee for authentication in accordance with Section 6.01. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.02.

            SECTION 6.  Depository; Form of Delivery of Investor Certificates.
                        -----------------------------------------------------

            (a) THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES SHALL BE DELIVERED AS BOOK-ENTRY CERTIFICATES AS PROVIDED IN SECTIONS 6.01 AND 6.10.

            (b) THE DEPOSITORY FOR SERIES 1996-A SHALL BE THE DEPOSITORY TRUST COMPANY, AND THE CLASS A CERTIFICATES AND CLASS B CERTIFICATES SHALL BE INITIALLY REGISTERED IN THE NAME OF CEDE & CO., ITS NOMINEE.

            SECTION 7. Article IV of  Agreement.  Sections  4.01,  4.02 and 4.03
                       ------------------------
shall be read in their entirety as provided in the Agreement. Article IV (except for Sections 4.01, 4.02 and 4.03 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                  ALLOCATION AND APPLICATION OF COLLECTIONS

            SECTION  4.04  Rights  of  Certificateholders   and  the  Collateral
                           -----------------------------------------------------
Interest Holder . The Investor  Certificates shall represent undivided interests
- ---------------
in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

            SECTION 4.05 Allocations.
                         -----------

            (a) ALLOCATIONS DURING THE REVOLVING PERIOD. DURING THE REVOLVING PERIOD, THE SERVICER SHALL, PRIOR TO THE CLOSE OF BUSINESS ON THE DAY ANY
COLLECTIONS ARE DEPOSITED IN THE COLLECTION ACCOUNT, ALLOCATE TO THE INVESTOR CERTIFICATEHOLDERS OR THE HOLDER OF THE TRANSFEROR CERTIFICATE AND PAY OR DEPOSIT FROM THE COLLECTION ACCOUNT THE FOLLOWING AMOUNTS AS SET FORTH BELOW:

            (i) Allocate to the Investor Certificateholders the product of (y) the Investor Percentage on the Date of Processing of such Collections and
      (z) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit in the Finance Charge Account an amount equal to either (I) (A) prior to the LIBOR
      Determination Date occurring in such Monthly Period, an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and (B) on and after the LIBOR Determination Date occurring during such Monthly Period, the
      difference   between  (1)  the  Monthly   Interest  with  respect  to  the
      immediately  following  Transfer  Date  (plus,  if  the  Transferor  or an
      Affiliate of the Transferor is not the Servicer, the Certificateholder Servicing Fee for such Transfer Date plus the amount of any Certificateholder Servicing Fee due but not paid to the Servicer on any prior Transfer Date) and (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(a)(i) or (II) the amount of Collections of Finance Charge Receivables allocated to the Investor Certificateholders on such Date of Processing pursuant to this subsection 4.05(a)(i); provided,
                                                                       --------
      however, that if a deposit pursuant to subsection 4.05(a)(i)(I) is made on
      -------
      any Date of Processing, on the related Transfer Date, the Servicer shall withdraw from the Collection Account and deposit into the Finance Charge Account an amount equal to the amount of Collections of Finance Charge Receivables that have been allocated to the Investor Certificateholders during the related Monthly Period but not previously deposited in the Finance Charge Account. Funds deposited into the Finance Charge Account pursuant to this subsection 4.05(a)(i) shall be applied in accordance with
      Section 4.09.

            (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

            (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

            (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided,
                                                                       --------
      however,  that the amount deposited into the Principal Account pursuant to
      -------
      this subsection 4.05(a)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause
      (A) above; provided,  however, that the amount to be paid to the Holder of
                 --------   -------
      the Transferor Certificate pursuant to this subsection 4.05(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal

      Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(a)(iv)(B) be greater than the Transferor Interest on such Date of Processing.

            (b) ALLOCATIONS DURING THE CONTROLLED ACCUMULATION PERIOD.DURING THE
                -----------------------------------------------------
CONTROLLED ACCUMULATION PERIOD, THE SERVICER SHALL, PRIOR TO THE CLOSE OF BUSINESS ON THE DAY ANY COLLECTIONS ARE DEPOSITED IN THE COLLECTION ACCOUNT, ALLOCATE TO THE INVESTOR CERTIFICATEHOLDERS OR THE HOLDER OF THE TRANSFEROR CERTIFICATE AND PAY OR DEPOSIT FROM THE COLLECTION ACCOUNT THE FOLLOWING AMOUNTS AS SET FORTH BELOW:

            (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.

            (ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

            (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

            (iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided,
                                                                       --------
      however,  that the amount deposited into the Principal Account pursuant to
      -------
      this subsection 4.05(b)(iv)(A) shall not exceed the Daily Principal Shortfall, and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause
      (A) above; provided,  however, that the amount to be paid to the Holder of
                 --------   -------
      the Transferor Certificate pursuant to this subsection 4.05(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the

      Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the
                           -------- -------  -------
      amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(b)(iv)(B) be greater than the Transferor Interest on such Date of Processing.

            (c)  ALLOCATIONS DURING THE RAPID  AMORTIZATION  PERIOD.  DURING THE
                 --------------------------------------------------
RAPID AMORTIZATION PERIOD, THE SERVICER SHALL, PRIOR TO THE CLOSE OF BUSINESS ON THE DAY ANY COLLECTIONS ARE DEPOSITED IN THE COLLECTION ACCOUNT, ALLOCATE TO THE INVESTOR CERTIFICATEHOLDERS AND PAY OR DEPOSIT FROM THE COLLECTION ACCOUNT THE FOLLOWING AMOUNTS AS SET FORTH BELOW:

            (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.

            (ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided,
                                                                       --------
      however,  that the amount deposited into the Principal Account pursuant to
      -------
      this subsection 4.05(c)(ii)(A) shall not exceed the sum of the Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to the Holder of the Transferor Certificate an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the
             --------   -------
      Transferor Certificate pursuant to this subsection 4.05(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the
                           -------- -------  -------
      amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(c)(ii)(B) be greater than the Transferor Interest on such Date of Processing.

            (d) Unallocated Principal Collections. Any Collections in respect of
                ---------------------------------
Principal Receivables or Finance Charge Receivables not allocated and paid to the Holder of the Transferor Certificate because of the limitations contained in subsections 4.05(a)(iv)(B), 4.05(b)(iv)(B) and 4.05(c)(ii)(B) and any amounts allocable to the Investor Certificates deposited in the Principal Account pursuant to subsections 2.04(d)(iii) and 4.03(c) ("Unallocated Principal Collections") shall be held in the Principal Account and, prior to the commencement of the Controlled Accumulation Period or the Rapid Amortization Period, shall be paid to the Holder of the Transferor Certificate when, and only to the extent that, the Transferor Interest is greater than zero. For each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, any such Unallocated Principal Collections held in the Principal Account on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Section 4.09 on such Transfer Date.

            With respect to the Investor Certificates, and notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.05(a), 4.05(b) and 4.05(c), with respect to any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Investor Certificateholders and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

                  SECTION 4.06 Determination of Monthly Interest.
                               ---------------------------------

            (a) THE AMOUNT OF MONTHLY INTEREST DISTRIBUTABLE TO THE CLASS A CERTIFICATES SHALL BE AN AMOUNT EQUAL TO THE PRODUCT OF (I)(A) A FRACTION, THE NUMERATOR OF WHICH IS THE ACTUAL NUMBER OF DAYS IN THE RELATED INTEREST PERIOD AND THE DENOMINATOR OF WHICH IS 360, TIMES (B) THE CLASS A CERTIFICATE RATE IN
                                      -----
EFFECT WITH RESPECT TO THE RELATED INTEREST  PERIOD,  TIMES (II) THE OUTSTANDING
                                                      -----
PRINCIPAL BALANCE OF THE CLASS A CERTIFICATES DETERMINED AS OF THE RECORD DATE PRECEDING THE RELATED TRANSFER DATE (THE "CLASS A MONTHLY INTEREST"); PROVIDED,
                                                                       --------
HOWEVER,  THAT IN  ADDITION TO CLASS A MONTHLY  INTEREST AN AMOUNT  EQUAL TO THE
- -------

AMOUNT OF ANY UNPAID CLASS A DEFICIENCY AMOUNTS, AS DEFINED BELOW, PLUS AN AMOUNT EQUAL TO THE PRODUCT OF (A) (1) A FRACTION, THE NUMERATOR OF WHICH IS THE ACTUAL NUMBER OF DAYS IN THE RELATED INTEREST PERIOD AND THE DENOMINATOR OF WHICH IS 360, TIMES (2) THE SUM OF THE CLASS A CERTIFICATE RATE IN EFFECT WITH
               -----
RESPECT TO THE RELATED INTEREST PERIOD, PLUS 2.0% PER ANNUM, AND (B) ANY CLASS A DEFICIENCY AMOUNT FROM THE PRIOR TRANSFER DATE, AS DEFINED BELOW (OR THE PORTION THEREOF WHICH HAS NOT THERETOFORE BEEN PAID TO CLASS A CERTIFICATEHOLDERS) (THE "CLASS A ADDITIONAL INTEREST") SHALL ALSO BE DISTRIBUTABLE TO THE CLASS A CERTIFICATES, AND ON SUCH TRANSFER DATE THE TRUSTEE SHALL DEPOSIT SUCH FUNDS, TO THE EXTENT AVAILABLE, INTO THE DISTRIBUTION ACCOUNT. THE "CLASS A DEFICIENCY AMOUNT" FOR ANY TRANSFER DATE SHALL BE EQUAL TO THE EXCESS, IF ANY, OF THE AGGREGATE AMOUNT ACCRUED PURSUANT TO THIS SUBSECTION 4.06(A) AS OF THE PRIOR INTEREST PERIOD OVER THE AMOUNT ACTUALLY TRANSFERRED TO THE DISTRIBUTION ACCOUNT FOR PAYMENT OF SUCH AMOUNT.

            (b) THE AMOUNT OF MONTHLY INTEREST DISTRIBUTABLE TO THE CLASS B CERTIFICATES SHALL BE AN AMOUNT EQUAL TO THE PRODUCT OF (I)(A) A FRACTION, THE NUMERATOR OF WHICH IS THE ACTUAL NUMBER OF DAYS IN THE RELATED INTEREST PERIOD AND THE DENOMINATOR OF WHICH IS 360, TIMES (B) THE CLASS B CERTIFICATE RATE IN
                                      -----
EFFECT WITH RESPECT TO THE RELATED INTEREST  PERIOD,  TIMES (II) THE OUTSTANDING
                                                      -----
PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES DETERMINED AS OF THE RECORD DATE PRECEDING THE RELATED TRANSFER DATE (THE "CLASS B MONTHLY INTEREST"); PROVIDED,
                                                                       --------
HOWEVER, THAT IN ADDITION TO THE CLASS B MONTHLY INTEREST AN AMOUNT EQUAL TO THE
- -------
AMOUNT OF ANY UNPAID CLASS B DEFICIENCY AMOUNTS, AS DEFINED BELOW, PLUS AN AMOUNT EQUAL TO THE PRODUCT OF (A) (1) A FRACTION, THE NUMERATOR OF WHICH IS THE ACTUAL NUMBER OF DAYS IN THE RELATED INTEREST PERIOD AND THE DENOMINATOR OF WHICH IS 360, TIMES (2) THE SUM OF THE CLASS B CERTIFICATE RATE IN EFFECT WITH
               -----
RESPECT TO THE RELATED INTEREST PERIOD, PLUS 2.0% PER ANNUM, AND (B) ANY CLASS B DEFICIENCY AMOUNT FROM THE PRIOR TRANSFER DATE, AS DEFINED BELOW (OR THE PORTION THEREOF WHICH HAS NOT THERETOFORE BEEN PAID TO CLASS B CERTIFICATEHOLDERS) (THE "CLASS B ADDITIONAL INTEREST") SHALL ALSO BE DISTRIBUTABLE TO THE CLASS B CERTIFICATES, AND ON SUCH TRANSFER DATE THE TRUSTEE SHALL DEPOSIT SUCH FUNDS, TO THE EXTENT AVAILABLE, INTO THE DISTRIBUTION ACCOUNT. THE "CLASS B DEFICIENCY AMOUNT" FOR ANY TRANSFER DATE SHALL BE EQUAL TO THE EXCESS, IF ANY, OF THE AGGREGATE AMOUNT ACCRUED PURSUANT TO THIS SUBSECTION 4.06(B) AS OF THE PRIOR INTEREST PERIOD OVER THE AMOUNT ACTUALLY TRANSFERRED TO THE DISTRIBUTION ACCOUNT FOR PAYMENT OF SUCH AMOUNT.

            (c) THE AMOUNT OF MONTHLY INTEREST DISTRIBUTABLE TO THE COLLATERAL INTEREST, WHICH SHALL BE AN AMOUNT EQUAL TO THE PRODUCT OF (I) (A) A FRACTION, THE NUMERATOR OF WHICH IS THE ACTUAL NUMBER OF DAYS IN THE RELATED INTEREST PERIOD AND THE DENOMINATOR OF WHICH IS 360, TIMES (B) THE COLLATERAL RATE IN EFFECT WITH RESPECT TO THE RELATED INTEREST PERIOD, AND (II) THE COLLATERAL INTEREST DETERMINED AS OF THE RECORD DATE PRECEDING SUCH TRANSFER DATE (THE
"COLLATERAL  MONTHLY  INTEREST");  PROVIDED,  HOWEVER,  THAT FOR THE PURPOSES OF
                                   --------   -------

DETERMINING COLLATERAL MONTHLY INTEREST ONLY, THE COLLATERAL RATE SHALL NOT EXCEED A PER ANNUM RATE OF 1.0% IN EXCESS OF LIBOR AS DETERMINED ON THE RELATED LIBOR DETERMINATION DATE.

                  SECTION 4.07 Determination of Monthly Principal .
                               ----------------------------------

            (a) THE AMOUNT OF MONTHLY PRINCIPAL DISTRIBUTABLE FROM THE PRINCIPAL ACCOUNT WITH RESPECT TO THE CLASS A CERTIFICATES ON EACH TRANSFER DATE ("CLASS A MONTHLY PRINCIPAL"), BEGINNING WITH THE TRANSFER DATE IN THE MONTH FOLLOWING THE MONTH IN WHICH THE CONTROLLED ACCUMULATION PERIOD OR, IF EARLIER, THE RAPID AMORTIZATION PERIOD, BEGINS, SHALL BE EQUAL TO THE LEAST OF (I) THE AVAILABLE INVESTOR PRINCIPAL COLLECTIONS ON DEPOSIT IN THE PRINCIPAL ACCOUNT WITH RESPECT TO SUCH TRANSFER DATE, (II) FOR EACH TRANSFER DATE WITH RESPECT TO THE CONTROLLED ACCUMULATION PERIOD PRIOR TO THE CLASS A SCHEDULED PAYMENT DATE, THE CONTROLLED DEPOSIT AMOUNT FOR SUCH TRANSFER DATE AND (III) THE CLASS A ADJUSTED INVESTOR INTEREST ON SUCH TRANSFER DATE PRIOR TO ANY DEPOSIT INTO THE PRINCIPAL FUNDING ACCOUNT ON SUCH TRANSFER DATE.

            (b) THE AMOUNT OF MONTHLY PRINCIPAL DISTRIBUTABLE FROM THE PRINCIPAL ACCOUNT WITH RESPECT TO THE CLASS B CERTIFICATES ON EACH TRANSFER DATE (THE "CLASS B MONTHLY PRINCIPAL"), FOR THE CONTROLLED ACCUMULATION PERIOD, BEGINNING WITH THE TRANSFER DATE FOLLOWING THE MONTHLY PERIOD IN WHICH THE CLASS A
INVESTOR INTEREST HAS BEEN PAID IN FULL, AND DURING THE RAPID AMORTIZATION PERIOD, BEGINNING WITH THE TRANSFER DATE IMMEDIATELY PRECEDING THE DISTRIBUTION DATE ON WHICH THE CLASS A INVESTOR INTEREST HAS BEEN PAID IN FULL, SHALL BE AN AMOUNT EQUAL TO THE LESSER OF (I) THE AVAILABLE INVESTOR PRINCIPAL COLLECTIONS ON DEPOSIT IN THE PRINCIPAL ACCOUNT WITH RESPECT TO SUCH TRANSFER DATE (MINUS THE PORTION OF SUCH AVAILABLE INVESTOR PRINCIPAL COLLECTIONS APPLIED TO CLASS A MONTHLY PRINCIPAL ON SUCH TRANSFER DATE) AND (II) THE CLASS B INVESTOR INTEREST (AFTER TAKING INTO ACCOUNT ANY ADJUSTMENTS TO BE MADE ON SUCH TRANSFER DATE PURSUANT TO SECTIONS 4.10 AND 4.12) ON SUCH TRANSFER DATE.
            (c) THE AMOUNT OF MONTHLY PRINCIPAL (THE "COLLATERAL MONTHLY PRINCIPAL") DISTRIBUTABLE FROM THE PRINCIPAL ACCOUNT WITH RESPECT TO THE COLLATERAL INTEREST ON EACH TRANSFER DATE SHALL BE (A) DURING THE REVOLVING PERIOD FOLLOWING ANY REDUCTION OF THE REQUIRED COLLATERAL INTEREST PURSUANT TO CLAUSE (Z) OF THE PROVISO IN THE DEFINITION THEREOF, AN AMOUNT EQUAL TO THE LESSER OF (1) THE EXCESS, IF ANY, OF THE COLLATERAL INTEREST (AFTER TAKING INTO ACCOUNT ANY ADJUSTMENTS TO BE MADE ON SUCH TRANSFER DATE PURSUANT TO SECTIONS
4.10 AND 4.12) OVER THE REQUIRED  COLLATERAL  INTEREST ON SUCH TRANSFER DATE AND
(2) THE AVAILABLE INVESTOR PRINCIPAL COLLECTIONS ON SUCH TRANSFER DATE OR (B) DURING THE CONTROLLED ACCUMULATION PERIOD OR RAPID AMORTIZATION PERIOD, AN AMOUNT EQUAL TO THE LESSER OF (1) THE EXCESS, IF ANY, OF THE COLLATERAL INTEREST (AFTER TAKING INTO ACCOUNT ANY ADJUSTMENTS TO BE MADE ON SUCH TRANSFER DATE PURSUANT TO SECTIONS 4.10 AND 4.12) OVER THE REQUIRED COLLATERAL INTEREST ON SUCH TRANSFER DATE, AND (2) THE EXCESS, IF ANY, OF (I) THE AVAILABLE INVESTOR PRINCIPAL COLLECTIONS ON SUCH TRANSFER DATE OVER (II) THE SUM OF THE CLASS A MONTHLY PRINCIPAL AND THE CLASS B MONTHLY PRINCIPAL FOR SUCH TRANSFER DATE.

            SECTION 4.08 Coverage of Required Amount.
                         ---------------------------

            (a) ON OR BEFORE EACH TRANSFER DATE, THE SERVICER SHALL DETERMINE THE AMOUNT (THE "CLASS A REQUIRED AMOUNT"), IF ANY, BY WHICH THE SUM OF (I) THE CLASS A MONTHLY INTEREST FOR SUCH TRANSFER DATE, PLUS (II) THE CLASS A
                                                        ----
DEFICIENCY  AMOUNT,  IF ANY,  FOR SUCH  TRANSFER  DATE,  PLUS  (III) THE CLASS A
                                                         ----
ADDITIONAL  INTEREST,  IF ANY,  FOR SUCH  TRANSFER  DATE,  PLUS (IV) THE CLASS A
                                                           ----
SERVICING FEE FOR THE PRIOR MONTHLY PERIOD PLUS (V) THE CLASS A SERVICING FEE, IF ANY, DUE BUT NOT PAID ON ANY PRIOR TRANSFER DATE, PLUS (VI) THE CLASS A
                                                          ----
INVESTOR DEFAULT AMOUNT, IF ANY, FOR THE PRIOR MONTHLY PERIOD, EXCEEDS THE CLASS A AVAILABLE FUNDS FOR THE RELATED MONTHLY PERIOD.

            (b) ON OR BEFORE EACH TRANSFER DATE, THE SERVICER SHALL ALSO DETERMINE THE AMOUNT (THE "CLASS B REQUIRED AMOUNT"), IF ANY, EQUAL TO THE SUM OF (I) THE AMOUNT, IF ANY, BY WHICH THE SUM OF (A) THE CLASS B MONTHLY INTEREST FOR SUCH TRANSFER DATE, PLUS (B) THE CLASS B DEFICIENCY AMOUNT, IF ANY, FOR SUCH
                        ----
TRANSFER DATE PLUS (C) THE CLASS B ADDITIONAL INTEREST, IF ANY, FOR SUCH TRANSFER DATE, PLUS (D) THE CLASS B SERVICING FEE FOR THE PRIOR MONTHLY PERIOD
                 ----
PLUS (E) THE  CLASS B  SERVICING  FEE,  IF ANY,  DUE BUT NOT  PAID ON ANY  PRIOR
- ----
TRANSFER DATE, EXCEEDS THE CLASS B AVAILABLE FUNDS FOR THE RELATED MONTHLY PERIOD PLUS (II) THE CLASS B INVESTOR DEFAULT AMOUNT, IF ANY, FOR THE PRIOR
        ----
MONTHLY PERIOD.

            (c) THE EVENT THAT THE SUM OF THE CLASS A REQUIRED AMOUNT AND THE CLASS B REQUIRED AMOUNT FOR SUCH TRANSFER DATE IS GREATER THAN ZERO, THE SERVICER SHALL GIVE WRITTEN NOTICE TO THE TRUSTEE OF SUCH POSITIVE CLASS A REQUIRED AMOUNT OR CLASS B REQUIRED AMOUNT ON OR BEFORE SUCH TRANSFER DATE. IN THE EVENT THAT THE CLASS A REQUIRED AMOUNT FOR SUCH TRANSFER DATE IS GREATER THAN ZERO, ALL OR A PORTION OF THE EXCESS SPREAD WITH RESPECT TO SUCH TRANSFER DATE IN AN AMOUNT EQUAL TO THE CLASS A REQUIRED AMOUNT, TO THE EXTENT AVAILABLE, FOR SUCH TRANSFER DATE SHALL BE DISTRIBUTED FROM THE FINANCE CHARGE ACCOUNT ON SUCH TRANSFER DATE PURSUANT TO SUBSECTION 4.11(A). IN THE EVENT THAT THE CLASS A REQUIRED AMOUNT FOR SUCH TRANSFER DATE EXCEEDS THE AMOUNT OF EXCESS SPREAD WITH RESPECT TO SUCH TRANSFER DATE, THE COLLECTIONS OF PRINCIPAL RECEIVABLES ALLOCABLE TO THE COLLATERAL INTEREST AND THE COLLECTIONS OF PRINCIPAL RECEIVABLES ALLOCABLE TO THE CLASS B CERTIFICATES WITH RESPECT TO THE PRIOR MONTHLY PERIOD SHALL BE APPLIED AS SPECIFIED IN SECTION 4.12. IN THE EVENT THAT THE CLASS B REQUIRED AMOUNT FOR SUCH TRANSFER DATE EXCEEDS THE AMOUNT OF EXCESS SPREAD AVAILABLE TO FUND THE CLASS B REQUIRED AMOUNT PURSUANT TO SUBSECTION 4.11(C), THE COLLECTIONS OF PRINCIPAL RECEIVABLES ALLOCABLE TO THE COLLATERAL INTEREST (AFTER APPLICATION TO THE CLASS A REQUIRED AMOUNT) SHALL BE APPLIED AS SPECIFIED IN SECTION 4.12; PROVIDED, HOWEVER, THAT THE SUM OF ANY PAYMENTS
                              --------   -------
PURSUANT TO THIS PARAGRAPH SHALL NOT EXCEED THE SUM OF THE CLASS A REQUIRED AMOUNT AND CLASS B REQUIRED AMOUNT.

            SECTION 4.09 Monthly Payments . On or before each Transfer Date, the
                         ----------------
Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

            (a) AMOUNT EQUAL TO THE CLASS A AVAILABLE FUNDS DEPOSITED INTO THE FINANCE CHARGE ACCOUNT FOR THE RELATED MONTHLY PERIOD SHALL BE DISTRIBUTED ON EACH TRANSFER DATE IN THE FOLLOWING PRIORITY:

            (i) amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer
             ----
      Date, plus the amount of any Class A Additional Interest for such Transfer
            ----
      Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

            (ii) amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

           (iii) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

            (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

            (b) AN AMOUNT EQUAL TO THE CLASS B AVAILABLE FUNDS DEPOSITED INTO THE FINANCE CHARGE ACCOUNT FOR THE RELATED MONTHLY PERIOD SHALL BE DISTRIBUTED ON EACH TRANSFER DATE IN THE FOLLOWING PRIORITY:

           (i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer
             ----
      Date, plus the amount of any Class B Additional Interest for such Transfer
            ----
      Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

            (ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the
            ----
      Servicer on any prior Transfer Date shall be distributed to the Servicer; and

            (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

            (c) AN AMOUNT EQUAL TO THE COLLATERAL AVAILABLE FUNDS DEPOSITED INTO THE FINANCE CHARGE ACCOUNT FOR THE RELATED MONTHLY PERIOD SHALL BE DISTRIBUTED ON EACH TRANSFER DATE IN THE FOLLOWING PRIORITY:

            (i) if the Transferor, an Affiliate of the Transferor or an Acceptable Successor Servicer is no longer the Servicer, an amount equal to the Collateral Interest Servicing Fee for such Transfer Date plus the amount of any Collateral Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

            (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

            (d) DURING THE REVOLVING PERIOD, AN AMOUNT EQUAL TO THE AVAILABLE INVESTOR PRINCIPAL COLLECTIONS DEPOSITED INTO THE PRINCIPAL ACCOUNT FOR THE RELATED MONTHLY PERIOD SHALL BE DISTRIBUTED ON EACH TRANSFER DATE IN THE FOLLOWING PRIORITY:

            (i) an amount equal to the Collateral Monthly Principal for such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

            (ii) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series (including this Series 1996-A) in the Shared Excess Principal Collections Group and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Excess Principal Collections and applied to Series in the Shared Excess Principal Collections Group other than this Series 1996-A; and

            (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsections 4.09(d)(i) and (ii) above shall be paid to the Holder of the Transferor Certificate; provided, however, that
                                                         --------  -------
      the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.09(d)(iii) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated
      Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no
                                           -------- -------  -------
      event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.09(d)(ii) be greater than the Transferor Interest on such Transfer Date.

            (e) DURING THE CONTROLLED ACCUMULATION PERIOD OR THE RAPID AMORTIZATION PERIOD, AN AMOUNT EQUAL TO THE AVAILABLE INVESTOR PRINCIPAL COLLECTIONS DEPOSITED INTO THE PRINCIPAL ACCOUNT FOR THE RELATED MONTHLY PERIOD SHALL BE DISTRIBUTED ON EACH TRANSFER DATE IN THE FOLLOWING PRIORITY:

            (i) an amount equal to the Class A Monthly Principal for such Transfer Date shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

            (ii) after giving effect to the distribution referred to in clause
      (i) above, an amount equal to the Class B Monthly Principal shall be deposited into the Distribution Account;

            (iii) for each Transfer Date (other than the Transfer Date immediately preceding the Series 1996-A Termination Date, in which case on the Series 1996-A Termination Date) after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to Collateral Monthly Principal shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement;

            (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series (including this Series 1996-A) in the Shared Excess Principal Collections Group and (2) the Cumulative Series Principal Shortfall and
      (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Excess Principal Collections and applied to Series in the Shared Excess Principal Collections Group other than this Series 1996-A; and

            (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.09(e)(i) through (iv) above shall be paid to the Holder of the Transferor Certificate;  provided, however, that the amount to be paid
                                   --------  -------
      to the Holder of the Transferor  Certificate  pursuant to this  subsection
      4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(d); provided further, however, that in no event shall the amount
                --------  -------   -------
      payable to the Holder of the Transferor Certificate pursuant to this subsection 4.09(e)(v) be greater than the Transferor Interest on such Transfer Date.

            (f) ON THE EARLIER TO OCCUR OF (I) THE TRANSFER DATE IN THE MONTH FOLLOWING THE COMMENCEMENT OF THE RAPID AMORTIZATION PERIOD AND (II) THE TRANSFER DATE IMMEDIATELY PRECEDING THE CLASS A SCHEDULED PAYMENT DATE, THE TRUSTEE, ACTING IN ACCORDANCE WITH INSTRUCTIONS FROM THE SERVICER, SHALL
WITHDRAW FROM THE PRINCIPAL FUNDING ACCOUNT AND DEPOSIT IN THE DISTRIBUTION ACCOUNT THE AMOUNT ON DEPOSIT IN THE PRINCIPAL FUNDING ACCOUNT.

            (g) ON EACH DISTRIBUTION DATE, THE TRUSTEE SHALL PAY IN ACCORDANCE WITH SUBSECTION 5.01(A) TO THE CLASS A CERTIFICATEHOLDERS FROM THE DISTRIBUTION ACCOUNT, THE AMOUNT DEPOSITED INTO THE DISTRIBUTION ACCOUNT PURSUANT TO SUBSECTION 4.09(A)(I) ON THE PRECEDING TRANSFER DATE AND (B) TO THE CLASS B CERTIFICATEHOLDERS FROM THE DISTRIBUTION ACCOUNT, THE AMOUNT DEPOSITED INTO THE DISTRIBUTION ACCOUNT PURSUANT TO SUBSECTION 4.09(B)(I) ON THE PRECEDING TRANSFER DATE.

            (h) ON THE EARLIER TO OCCUR OF (I) THE FIRST DISTRIBUTION DATE WITH RESPECT TO THE RAPID AMORTIZATION PERIOD AND (II) THE CLASS A SCHEDULED PAYMENT DATE AND ON EACH DISTRIBUTION DATE THEREAFTER, THE TRUSTEE, ACTING IN ACCORDANCE WITH INSTRUCTIONS FROM THE SERVICER, SHALL PAY IN ACCORDANCE WITH SECTION 5.01 FROM THE DISTRIBUTION ACCOUNT THE AMOUNT SO DEPOSITED INTO THE DISTRIBUTION ACCOUNT PURSUANT TO SUBSECTIONS 4.09(E) AND (F) ON THE RELATED TRANSFER DATE IN THE FOLLOWING PRIORITY:

            (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor Interest shall be paid to the Class A Certificateholders; and

            (ii) for each Distribution Date with respect to the Rapid Amortization Period and on the Class B Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Certificateholders.

            (i) THE CONTROLLED ACCUMULATION PERIOD IS SCHEDULED TO COMMENCE AT THE CLOSE OF BUSINESS ON JUNE 30, 2000; PROVIDED, HOWEVER, THAT, IF THE
                                              --------   -------
ACCUMULATION PERIOD LENGTH (DETERMINED AS DESCRIBED BELOW) IS LESS THAN 12 MONTHS, THE DATE ON WHICH THE CONTROLLED ACCUMULATION PERIOD ACTUALLY COMMENCES WILL BE DELAYED TO THE FIRST BUSINESS DAY OF THE MONTH THAT IS THE NUMBER OF WHOLE MONTHS PRIOR TO THE CLASS A SCHEDULED PAYMENT DATE AT LEAST EQUAL TO THE ACCUMULATION PERIOD LENGTH AND, AS A RESULT, THE NUMBER OF MONTHLY PERIODS IN THE CONTROLLED ACCUMULATION PERIOD WILL AT LEAST EQUAL THE ACCUMULATION PERIOD LENGTH. ON THE DETERMINATION DATE IMMEDIATELY PRECEDING THE JUNE 2000 DISTRIBUTION DATE, AND EACH DETERMINATION DATE THEREAFTER UNTIL THE CONTROLLED ACCUMULATION PERIOD BEGINS, THE SERVICER WILL DETERMINE THE "ACCUMULATION PERIOD LENGTH" WHICH WILL EQUAL THE NUMBER OF WHOLE MONTHS SUCH THAT THE SUM OF THE ACCUMULATION PERIOD FACTORS FOR EACH MONTH DURING SUCH PERIOD WILL BE EQUAL TO OR GREATER THAN THE REQUIRED ACCUMULATION FACTOR NUMBER; PROVIDED, HOWEVER, THAT
                                                         --------  -------
THE ACCUMULATION PERIOD LENGTH WILL NOT BE DETERMINED TO BE LESS THAN ONE MONTH.

                  SECTION 4.10 Investor Charge-Offs.
                               --------------------

            (a) ON OR BEFORE EACH TRANSFER DATE, THE SERVICER SHALL CALCULATE THE CLASS A INVESTOR DEFAULT AMOUNT. IF ON ANY TRANSFER DATE, THE CLASS A INVESTOR DEFAULT AMOUNT FOR THE PRIOR MONTHLY PERIOD EXCEEDS THE SUM OF THE AMOUNT ALLOCATED WITH RESPECT THERETO PURSUANT TO SUBSECTION 4.09(A)(III), SUBSECTION 4.11(A) AND SECTION 4.12 WITH RESPECT TO SUCH MONTHLY PERIOD, THE COLLATERAL INTEREST (AFTER GIVING EFFECT TO REDUCTIONS FOR ANY COLLATERAL CHARGE-OFFS AND ANY REALLOCATED PRINCIPAL COLLECTIONS ON SUCH TRANSFER DATE) WILL BE REDUCED BY THE AMOUNT OF SUCH EXCESS, BUT NOT BY MORE THAN THE LESSER OF THE CLASS A INVESTOR DEFAULT AMOUNT AND THE COLLATERAL INTEREST (AFTER GIVING EFFECT TO REDUCTIONS FOR ANY COLLATERAL CHARGE-OFFS AND ANY REALLOCATED PRINCIPAL COLLECTIONS ON SUCH TRANSFER DATE) FOR SUCH TRANSFER DATE. IN THE EVENT THAT SUCH REDUCTION WOULD CAUSE THE COLLATERAL INTEREST TO BE A NEGATIVE NUMBER, THE COLLATERAL INTEREST WILL BE REDUCED TO ZERO, AND THE CLASS B INVESTOR INTEREST (AFTER GIVING EFFECT TO REDUCTIONS FOR ANY CLASS B INVESTOR CHARGE-OFFS AND ANY REALLOCATED CLASS B PRINCIPAL COLLECTIONS ON SUCH TRANSFER
DATE) WILL BE REDUCED BY THE AMOUNT BY WHICH THE COLLATERAL INTEREST WOULD HAVE BEEN REDUCED BELOW ZERO. IN THE EVENT THAT SUCH REDUCTION WOULD CAUSE THE CLASS B INVESTOR INTEREST TO BE A NEGATIVE NUMBER, THE CLASS B INVESTOR INTEREST WILL BE REDUCED TO ZERO, AND THE CLASS A INVESTOR INTEREST WILL BE REDUCED BY THE AMOUNT BY WHICH THE CLASS B INVESTOR INTEREST WOULD HAVE BEEN REDUCED BELOW ZERO, BUT NOT BY MORE THAN THE CLASS A INVESTOR DEFAULT AMOUNT FOR SUCH TRANSFER DATE (A "CLASS A INVESTOR CHARGE-OFF"). IF THE CLASS A INVESTOR INTEREST HAS BEEN REDUCED BY THE AMOUNT OF ANY CLASS A INVESTOR CHARGE-OFFS, IT WILL BE REIMBURSED ON ANY TRANSFER DATE (BUT NOT BY AN AMOUNT IN EXCESS OF THE AGGREGATE CLASS A INVESTOR CHARGE-OFFS) BY THE AMOUNT OF EXCESS SPREAD ALLOCATED AND AVAILABLE FOR SUCH PURPOSE PURSUANT TO SUBSECTION 4.11(B).

            (b) ON OR BEFORE EACH TRANSFER DATE, THE SERVICER SHALL CALCULATE THE CLASS B INVESTOR DEFAULT AMOUNT. IF ON ANY TRANSFER DATE, THE CLASS B INVESTOR DEFAULT AMOUNT FOR THE PRIOR MONTHLY PERIOD EXCEEDS THE AMOUNT OF EXCESS SPREAD AND REALLOCATED COLLATERAL PRINCIPAL COLLECTIONS WHICH ARE ALLOCATED AND AVAILABLE TO FUND SUCH AMOUNT PURSUANT TO SUBSECTION 4.11(C) AND
SECTION 4.12, THE COLLATERAL INTEREST (AFTER GIVING EFFECT TO REDUCTIONS FOR ANY COLLATERAL CHARGE-OFFS AND ANY REALLOCATED PRINCIPAL COLLECTIONS ON SUCH TRANSFER DATE AND ANY ADJUSTMENTS WITH RESPECT THERETO AS DESCRIBED IN SUBSECTION 4.10(A) ABOVE) WILL BE REDUCED BY THE AMOUNT OF SUCH EXCESS BUT NOT BY MORE THAN THE LESSER OF THE CLASS B INVESTOR DEFAULT AMOUNT AND THE COLLATERAL INTEREST (AFTER GIVING EFFECT TO REDUCTIONS FOR ANY COLLATERAL CHARGE-OFFS AND ANY REALLOCATED PRINCIPAL COLLECTIONS ON SUCH TRANSFER DATE AND ANY ADJUSTMENTS WITH RESPECT THERETO AS DESCRIBED IN SUBSECTION 4.10(A) ABOVE) FOR SUCH TRANSFER DATE. IN THE EVENT THAT SUCH REDUCTION WOULD CAUSE THE COLLATERAL INTEREST TO BE A NEGATIVE NUMBER, THE COLLATERAL INTEREST SHALL BE REDUCED TO ZERO AND THE CLASS B INVESTOR INTEREST SHALL BE REDUCED BY THE AMOUNT BY WHICH THE COLLATERAL INTEREST WOULD HAVE BEEN REDUCED BELOW ZERO, BUT NOT BY MORE THAN THE CLASS B INVESTOR DEFAULT AMOUNT FOR SUCH TRANSFER DATE (A "CLASS B INVESTOR CHARGE-OFF"). THE CLASS B INVESTOR INTEREST WILL ALSO BE REDUCED BY THE AMOUNT OF REALLOCATED CLASS B PRINCIPAL COLLECTIONS IN EXCESS OF THE COLLATERAL INTEREST PURSUANT TO SECTION 4.12 AND THE AMOUNT OF ANY PORTION OF THE CLASS B INVESTOR INTEREST ALLOCATED TO THE CLASS A CERTIFICATES TO AVOID A REDUCTION IN THE CLASS A INVESTOR INTEREST PURSUANT TO SUBSECTION 4.10(A) ABOVE. THE CLASS B INVESTOR INTEREST WILL THEREAFTER BE REIMBURSED (BUT NOT TO AN AMOUNT IN EXCESS OF THE UNPAID PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES) ON ANY TRANSFER DATE BY THE AMOUNT OF EXCESS SPREAD ALLOCATED AND AVAILABLE FOR THAT PURPOSE AS DESCRIBED UNDER SUBSECTION 4.11(D).

            (c) ON OR BEFORE EACH TRANSFER DATE, THE SERVICER SHALL CALCULATE THE COLLATERAL DEFAULT AMOUNT. IF ON ANY TRANSFER DATE, THE COLLATERAL DEFAULT AMOUNT FOR THE PRIOR MONTHLY PERIOD EXCEEDS THE AMOUNT OF EXCESS SPREAD WHICH IS ALLOCATED AND AVAILABLE TO FUND SUCH AMOUNT PURSUANT TO SUBSECTION 4.11(G), THE COLLATERAL INTEREST WILL BE REDUCED BY THE AMOUNT OF SUCH EXCESS BUT NOT BY MORE THAN THE LESSER OF THE COLLATERAL DEFAULT AMOUNT AND THE COLLATERAL INTEREST FOR SUCH TRANSFER DATE (A "COLLATERAL CHARGE-OFF"). THE COLLATERAL INTEREST WILL ALSO BE REDUCED BY THE AMOUNT OF REALLOCATED PRINCIPAL COLLECTIONS PURSUANT TO
SECTION 4.12 AND THE AMOUNT OF ANY PORTION OF THE COLLATERAL INTEREST ALLOCATED TO THE CLASS A CERTIFICATES OR THE CLASS B CERTIFICATES TO AVOID A REDUCTION IN THE CLASS A INVESTOR INTEREST, PURSUANT TO SUBSECTION 4.10(A), OR THE CLASS B INVESTOR INTEREST, PURSUANT TO SUBSECTION 4.10(B), RESPECTIVELY. THE COLLATERAL INTEREST WILL THEREAFTER BE REIMBURSED ON ANY TRANSFER DATE BY THE AMOUNT OF THE EXCESS SPREAD ALLOCATED AND AVAILABLE FOR THAT PURPOSE AS DESCRIBED UNDER SUBSECTION 4.11(H).

           SECTION 4.11 Excess Spread; Shared Excess Finance Charge Collections.
                        -------------------------------------------------------
On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Excess Spread and Shared Excess Finance Charge Collections allocated to Series 1996-A with respect to the related Monthly Period to make the following distributions on each Transfer Date in the following priority:

            (a) AN AMOUNT EQUAL TO THE CLASS A REQUIRED AMOUNT, IF ANY, WITH RESPECT TO SUCH TRANSFER DATE SHALL BE USED TO FUND THE CLASS A REQUIRED AMOUNT AND BE APPLIED IN ACCORDANCE WITH, AND IN THE PRIORITY SET FORTH IN, SUBSECTION 4.09(A);

            (b) AN AMOUNT EQUAL TO THE AGGREGATE AMOUNT OF CLASS A INVESTOR CHARGE-OFFS WHICH HAVE NOT BEEN PREVIOUSLY REIMBURSED SHALL BE TREATED AS A PORTION OF INVESTOR PRINCIPAL COLLECTIONS AND DEPOSITED INTO THE PRINCIPAL ACCOUNT ON SUCH TRANSFER DATE;

            (c) AN AMOUNT EQUAL TO THE CLASS B REQUIRED AMOUNT, IF ANY, WITH RESPECT TO SUCH TRANSFER DATE SHALL BE USED TO FUND THE CLASS B REQUIRED AMOUNT AND BE APPLIED FIRST IN ACCORDANCE WITH, AND IN THE PRIORITY SET FORTH IN, SUBSECTION 4.09(B) AND THEN ANY REMAINING AMOUNT AVAILABLE TO PAY THE CLASS B INVESTOR DEFAULT AMOUNT SHALL BE TREATED AS A PORTION OF INVESTOR PRINCIPAL COLLECTIONS AND DEPOSITED INTO THE PRINCIPAL ACCOUNT ON SUCH TRANSFER DATE;

            (d) AN AMOUNT EQUAL TO THE AGGREGATE AMOUNT BY WHICH THE CLASS B INVESTOR INTEREST HAS BEEN REDUCED BELOW THE INITIAL CLASS B INVESTOR INTEREST FOR REASONS OTHER THAN THE PAYMENT OF PRINCIPAL TO THE CLASS B CERTIFICATEHOLDERS (BUT NOT IN EXCESS OF THE AGGREGATE AMOUNT OF SUCH REDUCTIONS WHICH HAVE NOT BEEN PREVIOUSLY REIMBURSED) SHALL BE TREATED AS A PORTION OF INVESTOR PRINCIPAL COLLECTIONS AND DEPOSITED INTO THE PRINCIPAL ACCOUNT ON SUCH TRANSFER DATE;

            (e) AN AMOUNT  EQUAL TO THE  COLLATERAL  MONTHLY  INTEREST  PLUS THE
                                                                        ----
AMOUNT OF ANY PAST DUE COLLATERAL MONTHLY INTEREST FOR SUCH TRANSFER DATE SHALL BE PAID TO THE COLLATERAL INTEREST HOLDER IN ACCORDANCE WITH THE LOAN AGREEMENT;

            (f) IF THE TRANSFEROR, AN AFFILIATE OF THE TRANSFEROR OR AN ACCEPTABLE SUCCESSOR SERVICER IS THE SERVICER, AN AMOUNT EQUAL TO THE AGGREGATE AMOUNT OF ACCRUED BUT UNPAID COLLATERAL INTEREST SERVICING FEES SHALL BE PAID TO THE SERVICER;

            (g) AN AMOUNT EQUAL TO THE COLLATERAL DEFAULT AMOUNT, IF ANY, FOR THE PRIOR MONTHLY PERIOD SHALL BE TREATED AS A PORTION OF INVESTOR PRINCIPAL COLLECTIONS AND DEPOSITED INTO THE PRINCIPAL ACCOUNT ON SUCH TRANSFER DATE;

            (h) AN AMOUNT EQUAL TO THE AGGREGATE AMOUNT BY WHICH THE COLLATERAL INTEREST HAS BEEN REDUCED BELOW THE REQUIRED COLLATERAL INTEREST FOR REASONS OTHER THAN THE PAYMENT OF PRINCIPAL TO THE COLLATERAL INTEREST HOLDER (BUT NOT IN EXCESS OF THE AGGREGATE AMOUNT OF SUCH REDUCTIONS WHICH HAVE NOT BEEN PREVIOUSLY REIMBURSED) SHALL BE TREATED AS A PORTION OF INVESTOR PRINCIPAL COLLECTIONS AND DEPOSITED INTO THE PRINCIPAL ACCOUNT ON SUCH TRANSFER DATE;

            (i) ON EACH TRANSFER DATE FROM AND AFTER THE RESERVE ACCOUNT FUNDING DATE, BUT PRIOR TO THE DATE ON WHICH THE RESERVE ACCOUNT TERMINATES AS DESCRIBED IN SECTION 4.16(F), AN AMOUNT UP TO THE EXCESS, IF ANY, OF THE REQUIRED RESERVE ACCOUNT AMOUNT OVER THE AVAILABLE RESERVE ACCOUNT AMOUNT
SHALL BE DEPOSITED INTO THE RESERVE ACCOUNT;

            (j) AN AMOUNT EQUAL TO THE AGGREGATE OF ANY OTHER AMOUNTS THEN DUE TO THE COLLATERAL INTEREST HOLDER OUT OF COLLECTIONS OF EXCESS SPREAD AND SHARED EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-A PURSUANT TO THE LOAN AGREEMENT SHALL BE DISTRIBUTED TO THE COLLATERAL INTEREST HOLDER FOR APPLICATION IN ACCORDANCE WITH THE LOAN AGREEMENT; AND

            (k) THE BALANCE, IF ANY, WILL CONSTITUTE A PORTION OF SHARED EXCESS FINANCE CHARGE COLLECTIONS FOR SUCH DISTRIBUTION DATE AND WILL BE AVAILABLE FOR ALLOCATION TO OTHER SERIES IN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE AND, TO THE EXTENT NOT REQUIRED TO BE APPLIED AS SHARED EXCESS FINANCE CHARGE
COLLECTIONS WITH RESPECT TO ANY SERIES IN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE, SHALL BE DISTRIBUTED TO THE HOLDER OF THE TRANSFEROR CERTIFICATE.

            SECTION 4.12 Reallocated  Principal  Collections . On or before each
                         -----------------------------------
Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

            (a) AN AMOUNT EQUAL TO THE EXCESS, IF ANY, OF (I) THE CLASS A REQUIRED AMOUNT, IF ANY, WITH RESPECT TO SUCH TRANSFER DATE OVER (II) THE AMOUNT OF EXCESS SPREAD AND SHARED EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-A WITH RESPECT TO THE RELATED MONTHLY PERIOD, SHALL BE APPLIED IN ACCORDANCE WITH, AND IN THE PRIORITY SET FORTH IN, SUBSECTION 4.09(A)(I), (II) AND (III); AND

            (b) AN AMOUNT EQUAL TO THE EXCESS, IF ANY, OF (I) THE CLASS B REQUIRED AMOUNT, IF ANY, WITH RESPECT TO SUCH TRANSFER DATE OVER (II) THE AMOUNT

OF EXCESS SPREAD AND SHARED EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED AND AVAILABLE TO THE CLASS B CERTIFICATES PURSUANT TO SUBSECTION 4.11(C) ON SUCH TRANSFER DATE SHALL BE APPLIED FIRST PURSUANT TO SUBSECTIONS 4.09(B)(I) AND
(II), AND IN THE PRIORITY SET FORTH IN SUBSECTION 4.09(B), AND THEN PURSUANT TO SUBSECTION 4.11(C).

            On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. In the event that such reduction would cause the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

                  SECTION 4.13  Shared Excess Finance Charge Collections .
                                ----------------------------------------

            (a) SUBJECT TO SUBSECTION 4.13(C) BELOW THE PORTION OF SHARED EXCESS FINANCE CHARGE COLLECTIONS ON DEPOSIT IN THE FINANCE CHARGE ACCOUNT EQUAL TO THE AMOUNT OF SHARED EXCESS FINANCE CHARGE COLLECTIONS ALLOCABLE TO SERIES 1996-A ON ANY TRANSFER DATE SHALL BE APPLIED AS SHARED EXCESS FINANCE CHARGE COLLECTIONS PURSUANT TO SECTION 4.11 AND PURSUANT TO SUCH SECTION 4.11 SHALL BE DEPOSITED IN THE DISTRIBUTION ACCOUNT OR TO THE EXTENT NOT NEEDED TO MAKE DISTRIBUTIONS PURSUANT TO SECTION 4.11, SHALL BE PAID TO THE HOLDER OF THE TRANSFEROR CERTIFICATE.

            (b) SUBJECT TO SUBSECTION 4.13(C) BELOW SHARED EXCESS FINANCE CHARGE COLLECTIONS ALLOCABLE TO SERIES 1996-A WITH RESPECT TO ANY TRANSFER DATE SHALL MEAN AN AMOUNT EQUAL TO THE SERIES FINANCE CHARGE SHORTFALL, IF ANY, WITH RESPECT TO SERIES 1996-A FOR SUCH TRANSFER DATE; PROVIDED, HOWEVER, THAT IF THE AGGREGATE AMOUNT OF SHARED EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE FOR SUCH TRANSFER DATE IS LESS THAN THE CUMULATIVE SERIES FINANCE CHARGE SHORTFALL FOR SUCH TRANSFER DATE, THEN SHARED EXCESS FINANCE CHARGE COLLECTIONS ALLOCABLE TO SERIES 1996-A ON SUCH TRANSFER DATE SHALL EQUAL THE PRODUCT OF (I) SHARED EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE FOR SUCH TRANSFER DATE AND (II) A FRACTION, THE NUMERATOR OF WHICH IS THE SERIES FINANCE CHARGE SHORTFALL WITH RESPECT TO SERIES 1996-A FOR SUCH TRANSFER DATE AND THE DENOMINATOR OF WHICH IS THE AGGREGATE AMOUNT OF CUMULATIVE SERIES
FINANCE CHARGE SHORTFALL FOR ALL SERIES IN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE FOR SUCH TRANSFER DATE.

            (c) NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT TO THE CONTRARY, THE PROVISIONS OF THIS SECTION 4.13 SHALL TERMINATE AT, AND THE APPLICATION OF SHARED EXCESS FINANCE CHARGE COLLECTIONS AMONG THE SERIES WITHIN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE SHALL CONTINUE ONLY UNTIL, SUCH TIME, IF ANY, AT WHICH THE TRANSFEROR SHALL DELIVER TO THE TRUSTEE AN OFFICER'S CERTIFICATE TO THE EFFECT THAT, IN THE REASONABLE BELIEF OF THE TRANSFEROR, THE CONTINUED APPLICATION OF SHARED EXCESS FINANCE CHARGE COLLECTIONS AMONG THE SERIES WITHIN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE WOULD HAVE ADVERSE REGULATORY IMPLICATIONS WITH RESPECT TO THE TRANSFEROR. FOLLOWING THE DELIVERY BY THE TRANSFEROR OF SUCH AN OFFICER'S CERTIFICATE TO THE TRUSTEE, THERE WILL NOT BE ANY FURTHER APPLICATION OF SHARED EXCESS FINANCE CHARGE COLLECTIONS AMONG THE SERIES WITHIN SHARED EXCESS FINANCE CHARGE COLLECTIONS GROUP ONE.

                  SECTION 4.14  Shared Excess Principal Collections .
                                -----------------------------------

            (a) THE PORTION OF SHARED EXCESS PRINCIPAL COLLECTIONS ON DEPOSIT IN THE PRINCIPAL ACCOUNT EQUAL TO THE AMOUNT OF SHARED EXCESS PRINCIPAL COLLECTIONS WITH RESPECT TO THE SHARED EXCESS PRINCIPAL COLLECTIONS GROUP ALLOCABLE TO SERIES 1996-A ON ANY TRANSFER DATE SHALL BE APPLIED AS AN AVAILABLE INVESTOR PRINCIPAL COLLECTION PURSUANT TO SECTION 4.09 AND PURSUANT TO SUCH SECTION 4.09 SHALL BE DEPOSITED IN THE DISTRIBUTION ACCOUNT OR DISTRIBUTED IN ACCORDANCE WITH THE LOAN AGREEMENT.

            (b) SHARED EXCESS PRINCIPAL COLLECTIONS WITH RESPECT TO THE SHARED EXCESS PRINCIPAL COLLECTIONS GROUP ALLOCABLE TO SERIES 1996-A WITH RESPECT TO ANY TRANSFER DATE SHALL MEAN AN AMOUNT EQUAL TO THE SERIES PRINCIPAL SHORTFALL, IF ANY, WITH RESPECT TO SERIES 1996-A FOR SUCH TRANSFER DATE; PROVIDED, HOWEVER,
                                                              --------  -------
THAT IF THE AGGREGATE AMOUNT OF SHARED EXCESS PRINCIPAL COLLECTIONS FOR ALL SERIES FOR SUCH TRANSFER DATE IS LESS THAN THE CUMULATIVE SERIES PRINCIPAL SHORTFALL FOR SUCH TRANSFER DATE, THEN SHARED EXCESS PRINCIPAL COLLECTIONS ALLOCABLE TO SERIES 1996-A ON SUCH TRANSFER DATE SHALL EQUAL THE PRODUCT OF (I) SHARED EXCESS PRINCIPAL COLLECTIONS FOR ALL SERIES IN THE SHARED EXCESS
PRINCIPAL COLLECTIONS GROUP FOR SUCH TRANSFER DATE AND (II) A FRACTION, THE NUMERATOR OF WHICH IS THE SERIES PRINCIPAL SHORTFALL WITH RESPECT TO SERIES 1996-A FOR SUCH TRANSFER DATE AND THE DENOMINATOR OF WHICH IS THE AGGREGATE AMOUNT OF CUMULATIVE SERIES PRINCIPAL SHORTFALL FOR ALL SERIES FOR SUCH TRANSFER DATE.

                  SECTION 4.15 Principal Funding Account .
                               -------------------------

            (a) THE TRUSTEE SHALL ESTABLISH AND MAINTAIN WITH A QUALIFIED INSTITUTION, WHICH MAY BE THE TRUSTEE, IN THE NAME OF THE TRUST, ON BEHALF OF THE TRUST, FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS, A SEGREGATED TRUST ACCOUNT WITH THE CORPORATE TRUST DEPARTMENT OF SUCH QUALIFIED INSTITUTION

(THE "PRINCIPAL FUNDING ACCOUNT"), BEARING A DESIGNATION CLEARLY INDICATING THAT THE FUNDS DEPOSITED THEREIN ARE HELD FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS. THE TRUSTEE SHALL POSSESS ALL RIGHT, TITLE AND INTEREST IN ALL FUNDS ON DEPOSIT FROM TIME TO TIME IN THE PRINCIPAL FUNDING ACCOUNT AND IN ALL PROCEEDS THEREOF. THE PRINCIPAL FUNDING ACCOUNT SHALL BE UNDER THE SOLE DOMINION AND CONTROL OF THE TRUSTEE FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS. IF AT ANY TIME THE INSTITUTION HOLDING THE PRINCIPAL FUNDING ACCOUNT CEASES TO BE A QUALIFIED INSTITUTION, THE TRANSFEROR SHALL NOTIFY THE TRUSTEE, AND THE TRUSTEE UPON BEING NOTIFIED (OR THE SERVICER ON ITS BEHALF) SHALL, WITHIN 10 BUSINESS DAYS, ESTABLISH A NEW PRINCIPAL FUNDING ACCOUNT MEETING THE CONDITIONS SPECIFIED ABOVE WITH A QUALIFIED INSTITUTION, AND SHALL TRANSFER ANY CASH OR ANY INVESTMENTS TO SUCH NEW PRINCIPAL FUNDING ACCOUNT. THE TRUSTEE, AT THE DIRECTION OF THE SERVICER, SHALL (I) MAKE WITHDRAWALS FROM THE PRINCIPAL FUNDING ACCOUNT FROM TIME TO TIME, IN THE AMOUNTS AND FOR THE PURPOSES SET FORTH IN THIS SERIES SUPPLEMENT, AND (II) ON EACH TRANSFER DATE (FROM AND AFTER THE COMMENCEMENT OF THE CONTROLLED ACCUMULATION PERIOD) PRIOR TO TERMINATION OF THE PRINCIPAL FUNDING ACCOUNT MAKE A DEPOSIT INTO THE PRINCIPAL FUNDING ACCOUNT IN THE AMOUNT SPECIFIED IN, AND OTHERWISE IN ACCORDANCE WITH, SUBSECTION 4.09(E).

            (b) FUNDS ON DEPOSIT IN THE PRINCIPAL FUNDING ACCOUNT SHALL BE INVESTED AT THE DIRECTION OF THE SERVICER BY THE TRUSTEE IN PERMITTED INVESTMENTS EVIDENCING OBLIGATIONS OF ANY OF THE CORPORATION OR ANY AFFILIATE THEREOF; PROVIDED, HOWEVER, THAT IF NO OBLIGATIONS OF THE CORPORATION OR OF ANY
         --------   -------
AFFILIATE THEREOF SHALL QUALIFY AS PERMITTED INVESTMENTS, NOTWITHSTANDING THE PRECEDING, THE FUNDS ON DEPOSIT IN THE PRINCIPAL FUNDING ACCOUNT SHALL BE INVESTED BY THE TRUSTEE IN PERMITTED INVESTMENTS. FUNDS ON DEPOSIT IN THE PRINCIPAL FUNDING ACCOUNT ON ANY TRANSFER DATE, AFTER GIVING EFFECT TO ANY WITHDRAWALS FROM THE PRINCIPAL FUNDING ACCOUNT ON SUCH TRANSFER DATE, SHALL BE INVESTED IN SUCH INVESTMENTS THAT WILL MATURE SO THAT SUCH FUNDS WILL BE AVAILABLE FOR WITHDRAWAL ON OR PRIOR TO THE FOLLOWING TRANSFER DATE. THE TRUSTEE SHALL MAINTAIN FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS POSSESSION OF THE NEGOTIABLE INSTRUMENTS OR SECURITIES, IF ANY, EVIDENCING SUCH PERMITTED INVESTMENTS. NO PERMITTED INVESTMENT SHALL BE DISPOSED OF PRIOR TO ITS MATURITY.

            On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, for application as Class A Available Funds applied pursuant to subsection 4.09(a)(i).

            An amount equal to any Principal Funding Investment Shortfall shall be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.16(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

            SECTION 4.16 Reserve Account .
                         ---------------

            (a) THE TRUSTEE SHALL ESTABLISH AND MAINTAIN WITH A QUALIFIED INSTITUTION, WHICH MAY BE THE TRUSTEE, IN THE NAME OF THE TRUST, ON BEHALF OF THE TRUST, FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS, A SEGREGATED TRUST ACCOUNT WITH THE CORPORATE TRUST DEPARTMENT OF SUCH QUALIFIED INSTITUTION (THE "RESERVE ACCOUNT"), BEARING A DESIGNATION CLEARLY INDICATING THAT THE FUNDS DEPOSITED THEREIN ARE HELD FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS. THE TRUSTEE SHALL POSSESS ALL RIGHT, TITLE AND INTEREST IN ALL FUNDS ON DEPOSIT FROM TIME TO TIME IN THE RESERVE ACCOUNT AND IN ALL PROCEEDS THEREOF. THE RESERVE ACCOUNT SHALL BE UNDER THE SOLE DOMINION AND CONTROL OF THE TRUSTEE FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS. IF AT ANY TIME THE INSTITUTION HOLDING THE RESERVE ACCOUNT CEASES TO BE A QUALIFIED INSTITUTION, THE TRANSFEROR SHALL NOTIFY THE TRUSTEE, AND THE TRUSTEE UPON BEING NOTIFIED (OR THE SERVICER ON ITS BEHALF) SHALL, WITHIN 10 BUSINESS DAYS, ESTABLISH A NEW RESERVE ACCOUNT MEETING THE CONDITIONS SPECIFIED ABOVE WITH A QUALIFIED INSTITUTION, AND SHALL TRANSFER ANY CASH OR ANY INVESTMENTS TO SUCH NEW RESERVE ACCOUNT. THE TRUSTEE, AT THE DIRECTION OF THE SERVICER, SHALL (I) MAKE WITHDRAWALS FROM THE RESERVE
ACCOUNT FROM TIME TO TIME IN AN AMOUNT UP TO THE AVAILABLE RESERVE ACCOUNT AMOUNT AT SUCH TIME, FOR THE PURPOSES SET FORTH IN THIS SERIES SUPPLEMENT, AND
(II) ON EACH TRANSFER DATE (FROM AND AFTER THE RESERVE ACCOUNT FUNDING DATE) PRIOR TO TERMINATION OF THE RESERVE ACCOUNT MAKE A DEPOSIT INTO THE RESERVE ACCOUNT IN THE AMOUNT SPECIFIED IN, AND OTHERWISE IN ACCORDANCE WITH, SUBSECTION 4.11(I).

            (b) FUNDS ON DEPOSIT IN THE RESERVE ACCOUNT SHALL BE INVESTED AT THE DIRECTION OF THE SERVICER BY THE TRUSTEE IN PERMITTED INVESTMENTS EVIDENCING OBLIGATIONS OF ANY OF THE CORPORATION OR ANY AFFILIATE THEREOF; PROVIDED,
                                                                       --------
HOWEVER,  THAT IF NO  OBLIGATIONS OF THE  CORPORATION  OR ANY AFFILIATE  THEREOF
- -------
SHALL QUALIFY AS PERMITTED INVESTMENTS, NOTWITHSTANDING THE PRECEDING, THE FUNDS ON DEPOSIT IN THE RESERVE ACCOUNT SHALL BE INVESTED BY THE TRUSTEE IN PERMITTED INVESTMENTS. FUNDS ON DEPOSIT IN THE RESERVE ACCOUNT ON ANY TRANSFER DATE, AFTER GIVING EFFECT TO ANY WITHDRAWALS FROM THE RESERVE ACCOUNT ON SUCH TRANSFER DATE, SHALL BE INVESTED IN SUCH INVESTMENTS THAT WILL MATURE SO THAT SUCH FUNDS WILL BE AVAILABLE FOR WITHDRAWAL ON OR PRIOR TO THE FOLLOWING TRANSFER DATE. THE TRUSTEE SHALL MAINTAIN FOR THE BENEFIT OF THE INVESTOR CERTIFICATEHOLDERS POSSESSION OF THE NEGOTIABLE INSTRUMENTS OR SECURITIES, IF ANY, EVIDENCING SUCH PERMITTED INVESTMENTS. NO PERMITTED INVESTMENT SHALL BE DISPOSED OF PRIOR TO ITS MATURITY. ON EACH TRANSFER DATE, ALL INTEREST AND EARNINGS (NET OF LOSSES AND INVESTMENT EXPENSES) ACCRUED SINCE THE PRECEDING TRANSFER DATE ON FUNDS ON DEPOSIT IN THE RESERVE ACCOUNT SHALL BE RETAINED IN THE RESERVE ACCOUNT (TO THE

EXTENT THAT THE AVAILABLE RESERVE ACCOUNT AMOUNT IS LESS THAN THE REQUIRED RESERVE ACCOUNT AMOUNT) AND THE BALANCE, IF ANY, SHALL BE DEPOSITED INTO THE FINANCE CHARGE ACCOUNT AND INCLUDED IN CLASS A AVAILABLE FUNDS FOR SUCH TRANSFER DATE. FOR PURPOSES OF DETERMINING THE AVAILABILITY OF FUNDS OR THE BALANCE IN THE RESERVE ACCOUNT FOR ANY REASON UNDER THIS SERIES SUPPLEMENT, EXCEPT AS OTHERWISE PROVIDED IN THE PRECEDING SENTENCE, INVESTMENT EARNINGS ON SUCH FUNDS SHALL BE DEEMED NOT TO BE AVAILABLE OR ON DEPOSIT.

            (c) ON OR BEFORE EACH TRANSFER DATE WITH RESPECT TO THE CONTROLLED ACCUMULATION PERIOD PRIOR TO THE PAYMENT IN FULL OF THE CLASS A INVESTOR INTEREST AND ON OR BEFORE THE FIRST TRANSFER DATE WITH RESPECT TO THE RAPID AMORTIZATION PERIOD, THE SERVICER SHALL CALCULATE THE "RESERVE DRAW AMOUNT" WHICH SHALL BE EQUAL TO THE PRINCIPAL FUNDING INVESTMENT SHORTFALL WITH RESPECT TO EACH TRANSFER DATE WITH RESPECT TO THE CONTROLLED ACCUMULATION PERIOD OR THE FIRST TRANSFER DATE WITH RESPECT TO THE RAPID AMORTIZATION PERIOD; PROVIDED,
                                                                       --------
HOWEVER,  THAT SUCH AMOUNT  WILL BE REDUCED TO THE EXTENT  THAT FUNDS  OTHERWISE
- -------
WOULD BE AVAILABLE FOR DEPOSIT IN THE RESERVE ACCOUNT UNDER SUBSECTION 4.11(I) WITH RESPECT TO SUCH TRANSFER DATE.

            (d) IN THE EVENT THAT FOR ANY TRANSFER DATE THE RESERVE DRAW AMOUNT IS GREATER THAN ZERO, THE RESERVE DRAW AMOUNT, UP TO THE AVAILABLE RESERVE ACCOUNT AMOUNT, SHALL BE WITHDRAWN FROM THE RESERVE ACCOUNT ON SUCH TRANSFER DATE BY THE TRUSTEE (ACTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SERVICER), DEPOSITED INTO THE FINANCE CHARGE ACCOUNT AND INCLUDED IN CLASS A AVAILABLE FUNDS FOR SUCH TRANSFER DATE.

            (e) IN THE EVENT THAT THE RESERVE ACCOUNT SURPLUS ON ANY TRANSFER DATE, AFTER GIVING EFFECT TO ALL DEPOSITS TO AND WITHDRAWALS FROM THE RESERVE ACCOUNT WITH RESPECT TO SUCH TRANSFER DATE, IS GREATER THAN ZERO, THE TRUSTEE, ACTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SERVICER, SHALL WITHDRAW FROM THE RESERVE ACCOUNT, AND PAY IN ACCORDANCE WITH THE LOAN AGREEMENT, AN AMOUNT EQUAL TO SUCH RESERVE ACCOUNT SURPLUS.

            (f) UPON THE EARLIEST TO OCCUR OF (I) THE TERMINATION OF THE TRUST PURSUANT TO ARTICLE XII OF THE AGREEMENT, (II) IF THE CONTROLLED ACCUMULATION PERIOD HAS NOT COMMENCED, THE FIRST TRANSFER DATE RELATING TO THE RAPID AMORTIZATION PERIOD AND (III) IF THE CONTROLLED ACCUMULATION PERIOD HAS COMMENCED, THE EARLIER OF THE FIRST TRANSFER DATE WITH RESPECT TO THE RAPID AMORTIZATION PERIOD AND THE TRANSFER DATE IMMEDIATELY PRECEDING THE CLASS A SCHEDULED PAYMENT DATE, THE TRUSTEE, ACTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SERVICER, AFTER THE PRIOR PAYMENT OF ALL AMOUNTS OWING TO THE SERIES 1996-A CERTIFICATEHOLDERS THAT ARE PAYABLE FROM THE RESERVE ACCOUNT AS PROVIDED HEREIN, SHALL WITHDRAW FROM THE RESERVE ACCOUNT AND PAY IN ACCORDANCE WITH THE LOAN AGREEMENT, ALL AMOUNTS, IF ANY, ON DEPOSIT IN THE RESERVE ACCOUNT AND THE RESERVE ACCOUNT SHALL BE DEEMED TO HAVE TERMINATED FOR PURPOSES OF THIS SERIES SUPPLEMENT.

                  SECTION 4.17 Determination of LIBOR .
                               ----------------------

            (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

            (b) The Class A Certificate Rate and Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at its Corporate Trust Office at (800) 934-6807.

            (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

            SECTION 4.18 Transferor's or Servicer's Failure to Make a Deposit or
                         -------------------------------------------------------
Payment.
- -------

            If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.04(d) and (e) and 12.02(a) or Sections 10.02 and 12.01) required to be made or given by the Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to
          --------   -------
have sufficient information to determine the amount of interest payable to the Series 1996-A Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

            SECTION 8. Article V of the  Agreement.  Article V of the  Agreement
                       ---------------------------
shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:


                                  ARTICLE V

                    DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

            SECTION 5.01  Distributions  . 58. ON EACH  DISTRIBUTION  DATE,  THE
                          -------------
TRUSTEE SHALL DISTRIBUTE (IN ACCORDANCE WITH THE CERTIFICATE DELIVERED ON OR BEFORE THE RELATED TRANSFER DATE BY THE SERVICER TO THE TRUSTEE PURSUANT TO SUBSECTION 3.04(B)) TO EACH CLASS A CERTIFICATEHOLDER OF RECORD ON THE IMMEDIATELY PRECEDING RECORD DATE (OTHER THAN AS PROVIDED IN SUBSECTION 2.04(E) OR SECTION 12.03 RESPECTING A FINAL DISTRIBUTION) SUCH CERTIFICATEHOLDER'S PRO
                                                                             ---
RATA SHARE (BASED ON THE AGGREGATE  UNDIVIDED  INTERESTS  REPRESENTED BY CLASS A
- ----
CERTIFICATES HELD BY SUCH CERTIFICATEHOLDER) OF AMOUNTS ON DEPOSIT IN THE DISTRIBUTION ACCOUNT AS ARE PAYABLE TO THE CLASS A CERTIFICATEHOLDERS PURSUANT TO SECTION 4.09 BY CHECK MAILED TO EACH CLASS A CERTIFICATEHOLDER (AT SUCH CERTIFICATEHOLDER'S ADDRESS AS IT APPEARS IN THE CERTIFICATE REGISTER), EXCEPT THAT WITH RESPECT TO CLASS A CERTIFICATES REGISTERED IN THE NAME OF THE NOMINEE OF A CLEARING AGENCY, SUCH DISTRIBUTION SHALL BE MADE IN IMMEDIATELY AVAILABLE FUNDS.

            (b) ON EACH  DISTRIBUTION  DATE,  THE TRUSTEE SHALL  DISTRIBUTE  (IN
ACCORDANCE WITH THE CERTIFICATE DELIVERED ON OR BEFORE THE RELATED TRANSFER DATE BY THE SERVICER TO THE TRUSTEE PURSUANT TO SUBSECTION 3.04(B)) TO EACH CLASS B CERTIFICATEHOLDER OF RECORD ON THE IMMEDIATELY PRECEDING RECORD DATE (OTHER THAN AS PROVIDED IN SUBSECTION 2.04(E) OR SECTION 12.03 RESPECTING A FINAL DISTRIBUTION) SUCH CERTIFICATEHOLDER'S PRO RATA SHARE (BASED ON THE AGGREGATE
                                          --- ----
UNDIVIDED INTERESTS REPRESENTED BY CLASS B CERTIFICATES HELD BY SUCH CERTIFICATEHOLDER) OF AMOUNTS ON DEPOSIT IN THE DISTRIBUTION ACCOUNT AS ARE PAYABLE TO THE CLASS B CERTIFICATEHOLDERS PURSUANT TO SECTION 4.09 BY CHECK MAILED TO EACH CLASS B CERTIFICATEHOLDER (AT SUCH CERTIFICATEHOLDER'S ADDRESS AS IT APPEARS IN THE CERTIFICATE REGISTER), EXCEPT THAT WITH RESPECT TO CLASS B CERTIFICATES REGISTERED IN THE NAME OF THE NOMINEE OF A CLEARING AGENCY, SUCH DISTRIBUTION SHALL BE MADE IN IMMEDIATELY AVAILABLE FUNDS.

            SECTION 5.02  Monthly Series 1996-A Certificateholders' Statement.
                          ---------------------------------------------------

            (a) ON OR BEFORE EACH DISTRIBUTION DATE, THE TRUSTEE SHALL FORWARD TO EACH SERIES 1996-A CERTIFICATEHOLDER, EACH RATING AGENCY AND THE COLLATERAL INTEREST HOLDER A STATEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THIS SERIES SUPPLEMENT PREPARED BY THE SERVICER, DELIVERED TO THE TRUSTEE AND SETTING

FORTH, AMONG OTHER THINGS, THE FOLLOWING INFORMATION (WHICH, IN THE CASE OF SUBCLAUSES (I) AND (II) BELOW, SHALL BE STATED ON THE BASIS OF AN ORIGINAL PRINCIPAL AMOUNT OF $1,000 PER CERTIFICATE AND, IN THE CASE OF SUBCLAUSES (IX) AND (X) SHALL BE STATED ON AN AGGREGATE BASIS AND ON THE BASIS OF AN ORIGINAL PRINCIPAL AMOUNT OF $1,000 PER CERTIFICATE, AS APPLICABLE):

            (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal, respectively;

            (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional
      Interest and Collateral Monthly Interest, and any accrued and unpaid Collateral Monthly Interest, respectively;

            (iii) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

            (iv)    the amount of Collections of Finance Charge Receivables
      processed during the related Monthly Period and allocated   in respect
      of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

            (v) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Collateral Interest, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Collateral Floating Allocation and the Fixed Investor Percentage, Class A Fixed Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

            (vi) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89 and 90 or more days delinquent as of the end of the day on the Record Date;

            (vii) the Aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount for the related Monthly Period;

            (viii) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs for the related Monthly Period;

            (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

            (x) the amount of the Class A Servicing Fee, the Class B Servicing Fee, the Collateral Servicing Fee and the Servicer Interchange for the related Monthly Period;

            (xi) the Portfolio Yield for the preceding Monthly Period;

            (xii) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

            (xiii) the Class B Investor Interest and the Collateral Interest as of the close of business on such Distribution Date;

            (xiv) LIBOR for the Interest Period ending on such Distribution
      Date;

            (xv) the Principal Funding Account Balance on the related Transfer Date;

            (xvi) the Accumulation Shortfall;

            (xvii) the Principal Funding Investment Proceeds transferred to the Finance Charge Account on the related Transfer Date;

            (xviii) the Principal Funding Investment Shortfall on the related Transfer Date;

            (xix) the amount of Class A Available Funds and Class B Available Funds on deposit in the Finance Charge Account on the related Transfer Date; and

            (xx) such other items as are set forth in Exhibit C to this Series Supplement.

            (b) ANNUAL  CERTIFICATEHOLDERS'  TAX STATEMENT. ON OR BEFORE JANUARY
                ------------------------------------------
31 OF EACH CALENDAR YEAR, BEGINNING WITH CALENDAR YEAR 1997, THE TRUSTEE SHALL DISTRIBUTE TO EACH PERSON WHO AT ANY TIME DURING THE PRECEDING CALENDAR YEAR WAS A SERIES 1996-A CERTIFICATEHOLDER, A STATEMENT PREPARED BY THE SERVICER CONTAINING THE INFORMATION REQUIRED TO BE CONTAINED IN THE REGULAR MONTHLY REPORT TO SERIES 1996-A CERTIFICATEHOLDERS, AS SET FORTH IN SUBCLAUSES (I), (II) AND (III) IN SUBSECTION 5.02(A), AGGREGATED FOR SUCH CALENDAR YEAR OR THE APPLICABLE PORTION THEREOF DURING WHICH SUCH PERSON WAS A SERIES 1996-A CERTIFICATEHOLDER, TOGETHER WITH SUCH OTHER CUSTOMARY INFORMATION (CONSISTENT WITH THE TREATMENT OF THE CERTIFICATES AS DEBT) AS THE SERVICER DEEMS NECESSARY OR DESIRABLE TO ENABLE THE SERIES 1996-A CERTIFICATEHOLDERS TO PREPARE THEIR TAX RETURNS. SUCH OBLIGATIONS OF THE TRUSTEE SHALL BE DEEMED TO HAVE BEEN SATISFIED TO THE EXTENT THAT SUBSTANTIALLY COMPARABLE INFORMATION SHALL BE PROVIDED BY THE TRUSTEE PURSUANT TO ANY REQUIREMENTS OF THE CODE.

            SECTION 9.  Series 1996-A Pay Out Events.  If any one of the
                        ----------------------------
following events shall occur with respect to the Investor Certificates:

            (a) FAILURE ON THE PART OF THE TRANSFEROR (I) TO MAKE ANY PAYMENT OR DEPOSIT REQUIRED BY THE TERMS OF (A) THE AGREEMENT OR (B) THIS SERIES SUPPLEMENT, ON OR BEFORE THE DATE OCCURRING FIVE DAYS AFTER THE DATE SUCH PAYMENT OR DEPOSIT IS REQUIRED TO BE MADE HEREIN OR (II) DULY TO OBSERVE OR
PERFORM IN ANY MATERIAL RESPECT ANY OTHER COVENANTS OR AGREEMENTS OF THE TRANSFEROR SET FORTH IN THE AGREEMENT OR THIS SERIES SUPPLEMENT, WHICH FAILURE HAS A MATERIAL ADVERSE EFFECT ON THE SERIES 1996-A CERTIFICATEHOLDERS (WHICH DETERMINATION SHALL BE MADE WITHOUT REFERENCE TO THE AMOUNT OF THE COLLATERAL INTEREST) AND WHICH CONTINUES UNREMEDIED FOR A PERIOD OF 60 DAYS AFTER THE DATE ON WHICH WRITTEN NOTICE OF SUCH FAILURE, REQUIRING THE SAME TO BE REMEDIED, SHALL HAVE BEEN GIVEN TO THE TRANSFEROR BY THE TRUSTEE, OR TO THE TRANSFEROR AND THE TRUSTEE BY THE HOLDERS OF INVESTOR CERTIFICATES EVIDENCING UNDIVIDED INTERESTS AGGREGATING NOT LESS THAN 50% OF THE INVESTOR INTEREST OF THIS SERIES 1996-A, AND CONTINUES TO AFFECT MATERIALLY AND ADVERSELY THE INTERESTS OF THE SERIES 1996-A CERTIFICATEHOLDERS (WHICH DETERMINATION SHALL BE MADE WITHOUT REFERENCE TO THE AMOUNT OF THE COLLATERAL INTEREST) FOR SUCH PERIOD;

            (b) ANY REPRESENTATION OR WARRANTY MADE BY THE TRANSFEROR IN THE AGREEMENT OR THIS SERIES SUPPLEMENT, OR ANY INFORMATION CONTAINED IN A COMPUTER FILE OR MICROFICHE LIST REQUIRED TO BE DELIVERED BY THE TRANSFEROR PURSUANT TO
SECTION 2.01 OR 2.06, (I) SHALL PROVE TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT WHEN MADE OR WHEN DELIVERED, WHICH CONTINUES TO BE INCORRECT IN ANY MATERIAL RESPECT FOR A PERIOD OF 60 DAYS AFTER THE DATE ON WHICH WRITTEN NOTICE OF SUCH FAILURE, REQUIRING THE SAME TO BE REMEDIED, SHALL HAVE BEEN GIVEN TO THE TRANSFEROR BY THE TRUSTEE, OR TO THE TRANSFEROR AND THE TRUSTEE BY THE HOLDERS OF INVESTOR CERTIFICATES EVIDENCING UNDIVIDED INTERESTS AGGREGATING NOT LESS THAN 50% OF THE INVESTOR INTEREST OF THIS SERIES 1996-A, AND (II) AS A RESULT OF WHICH THE INTERESTS OF THE SERIES 1996-A CERTIFICATEHOLDERS ARE MATERIALLY AND ADVERSELY AFFECTED (WHICH DETERMINATION SHALL BE MADE WITHOUT REFERENCE TO THE AMOUNT OF THE COLLATERAL INTEREST) AND CONTINUE TO BE MATERIALLY AND ADVERSELY AFFECTED FOR SUCH PERIOD; PROVIDED, HOWEVER, THAT A SERIES 1996-A PAY OUT EVENT
                          --------   -------
PURSUANT TO THIS SUBSECTION 9(B) HEREOF SHALL NOT BE DEEMED TO HAVE OCCURRED HEREUNDER IF THE TRANSFEROR HAS ACCEPTED REASSIGNMENT OF THE RELATED RECEIVABLE, OR ALL OF SUCH RECEIVABLES, IF APPLICABLE, DURING SUCH PERIOD IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT;

            (c) THE AVERAGE PORTFOLIO YIELD FOR ANY THREE CONSECUTIVE MONTHLY PERIODS IS LESS THAN THE AVERAGE BASE RATE FOR SUCH PERIOD;

            (d) THE TRANSFEROR SHALL FAIL TO CONVEY RECEIVABLES ARISING UNDER ADDITIONAL ACCOUNTS, OR PARTICIPATIONS, TO THE TRUST, AS REQUIRED BY SUBSECTION 2.06(A);

            (e) ANY SERVICER DEFAULT SHALL OCCUR WHICH WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE SERIES 1996-A CERTIFICATEHOLDERS; OR

            (f) THE CLASS A INVESTOR INTEREST SHALL NOT BE PAID IN FULL ON THE CLASS A SCHEDULED PAYMENT DATE OR THE CLASS B INVESTOR INTEREST SHALL NOT BE PAID IN FULL ON THE CLASS B SCHEDULED PAYMENT DATE;

then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subparagraphs, either the Trustee or Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1996-A by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1996-A Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9(c), (d) or (f) hereof, a Series 1996-A Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

            SECTION 10.  Series  1996-A  Termination.  The right of the Investor
                         ---------------------------
Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1996-A Termination Date.

            SECTION 11. Counterparts.  This Series Supplement may be executed in
                        ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            SECTION 12. Periodic  Finance Charges and Other Fees. The Transferor
                        ----------------------------------------
hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the then Base Rate.

            SECTION 13.  Governing Law.  THIS SERIES SUPPLEMENT SHALL BE
                         -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION  14. No  Petition.  The  Transferor,  the  Servicer  and the
                         ------------
Trustee, by entering into this Series Supplement and each Investor Certificateholder, by accepting a Series 1996-A Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

            SECTION  15.  Tax  Representation  and  Covenant.  Any  holder of an
                          ----------------------------------
interest in the Trust acquired pursuant to Section 12.01(b) in respect of the Series 1996-A Certificates shall be required to represent and covenant in connection with such acquisition that (x) it has neither acquired, nor will it sell, trade or transfer any interest in the Trust or cause any interest in the Trust to be marketed on or through either (i) an "established securities market" within the meaning of Code section 7704 (b) (1), including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise or
(ii) a "secondary market (or the substantial equivalent thereof)" within the meaning of Code section 7704(b) (2), including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others, (y) unless the Transferor consents otherwise, such holder (i) is properly classified as, and will remain classified as, a "corporation" as described in Code section 7701(a)(3) and (ii) is not, and will not become, an S corporation as described in Code section 1361, and (z) it will (i) cause any participant with respect to such interest otherwise permitted hereunder to make similar representations and covenants for the benefit of the Transferor and the Trust and (ii) forward a copy of such representations and covenants to the Trustee. Each such holder shall further agree in connection with its acquisition of such interest that, in the event of any breach of its (or its participant's) representation and covenant that it (or its participant) is and shall remain classified as a corporation other than an S corporation, the Transferor shall have the right to procure a replacement investor to replace such holder (or its participant), and further that such holder shall take all actions necessary to permit such replacement investor to succeed to its rights and obligations as a holder (or to the rights of its participant).

            SECTION 16. Certain Tax Related Amendments. In addition to any other
                        ------------------------------
provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Transferor without the consent of the Servicer, Trustee or any Investor Certificateholder if the Transferor provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially  and  adversely  affect  any  Investor  Certificateholder;  provided,
                                                                       --------
however,  that no such amendment shall be deemed effective without the Trustee's
- -------
consent, if the Trustee's rights, duties and obligations hereunder are thereby modified.

            IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1996-A Supplement to be duly executed by their respective officers as of the day and year first above written.

                                       BANK OF AMERICA NATIONAL
                                         ASSOCIATION,
                                         Transferor and Servicer


                                       By: /s/  Margaret A. Sprude
                                           -----------------------
                                          Name:  Margaret A. Sprude
                                          Title: Senior Vice President

                                       FIRST BANK NATIONAL ASSOCIATION,
                                         Trustee




                                       By: /s/  Lynn M. Steiner
                                           --------------------
                                          Name:  Lynn M. Steiner
                                          Title: Assistant Vice President

                                                                     EXHIBIT A-1


                             FORM OF CERTIFICATE
                             -------------------

                                   CLASS A


                        UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED
            REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO BANK OF AMERICA NATIONAL ASSOCIATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.__                                                                  $________

                                                             CUSIP NO. _________


                         BA MASTER CREDIT CARD TRUST
                            CLASS A FLOATING-RATE
                   ASSET BACKED CERTIFICATE, SERIES 1996-A


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)* credit card receivables generated or acquired by Bank of America National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.


- -------------------------------------------------------------------------------
Proceeds from the assets in the related Trust will be the only source of payments on the Certificates.  The Certificates do not represent an obligation of or interest in the Transferor, BankAmerica Corporation, Bank of America NT&SA or any of their affiliates. Neither the Certificates nor the underlying Receivables or other assets of the Trust are insured or guaranteed by any governmental agency or instrumentality or by BankAmerica Corporation, Bank of America NT&SA or any of their affiliates.
- -------------------------------------------------------------------------------

- --------------------
* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of Visa U.S.A. Inc., respectively.

            This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of Bank of America National Association, a national banking association organized and existing under the laws of the United States of America, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the right to certain amounts received as Interchange and Recoveries (if any), the benefits of the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of July 19, 1996 as supplemented by the Series 1996-A Supplement dated as of July 19, 1996 (collectively, as amended from time to time, the "Pooling and Servicing Agreement"), by and between Bank of America National Association as Transferor (the "Transferor") and as Servicer (the "Servicer"), and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            The Series 1996-A Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

            The Transferor has structured the Pooling and Servicing Agreement and the Series 1996-A Certificates with the intention that the Series 1996-A Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 1996-A Certificateholder (or Series 1996-A Certificate Owner) by acceptance of its Series 1996-A Certificate (or in the case of a Series 1996-A Certificate Owner, by virtue of such Series 1996-A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-A Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-A Certificateholder agrees that it will cause any Series 1996-A Certificate Owner acquiring an interest in a Series 1996-A Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-A Certificates as indebtedness for certain tax purposes.

            This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

                                     A-1-2

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                     A-1-3

      IN WITNESS WHEREOF, Bank of America National Association has caused this Class A Certificate to be duly executed.



                                       By:__________________________
                                          Authorized Officer



Date:  July 19, 1996

                                     A-1-4

               Form of Trustee's Certificate of Authentication
               -----------------------------------------------

                        CERTIFICATE OF AUTHENTICATION
                        -----------------------------


            This is one of the Series 1996-A Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        FIRST BANK NATIONAL ASSOCIATION,
                                                Trustee


                                        By:_____________________________
                                                Authorized Signatory

                                                                     EXHIBIT A-2


                             FORM OF CERTIFICATE
                             -------------------

                                   CLASS B


                  UNLESS  THIS   CERTIFICATE   IS  PRESENTED  BY  AN  AUTHORIZED
            REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO BANK OF AMERICA NATIONAL ASSOCIATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.__                                                                 $_________
                                                           CUSIP NO. ___________


                         BA MASTER CREDIT CARD TRUST
                            CLASS A FLOATING-RATE
                   ASSET BACKED CERTIFICATE, SERIES 1996-A


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R)* credit card receivables generated or acquired by Bank of America National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

- -------------------------------------------------------------------------------
Proceeds from the assets in the related Trust will be the only source of payments on the Certificates.  The Certificates do not represent an obligation of or interest in the Transferor, BankAmerica Corporation, Bank of America NT&SA or any of their affiliates. Neither the Certificates nor the underlying Receivables or other assets of the Trust are insured or guaranteed by any governmental agency or instrumentality or by BankAmerica Corporation, Bank of America NT&SA or any of their affiliates.
- -------------------------------------------------------------------------------

- --------------------
* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of Visa U.S.A. Inc., respectively.

This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of Bank of America National Association, a national banking association organized and existing under the laws of the United States of America, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), the right to certain amounts received as Interchange and Recoveries (if any), the benefits of the Collateral Interest, all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of July 19, 1996 as supplemented by the Series 1996-A Supplement dated as of July 19, 1996 (collectively, as amended from time to time the "Pooling and Servicing Agreement"), by and between Bank of America National Association as Transferor (the "Transferor") and as Servicer (the "Servicer"), and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

The Series 1996-A Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

The Transferor has structured the Pooling and Servicing Agreement and the Series 1996-A Certificates with the intention that the Series 1996-A Certificates will qualify under applicable tax law as indebtedness, and each of the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 1996-A
Certificateholder (or Series 1996-A Certificate Owner) by acceptance of its Series 1996-A Certificate (or in the case of a Series 1996-A Certificate owner, by virtue of such Series 1996-A Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1996-A Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1996-A Certificateholder agrees that it will cause any Series 1996-A Certificate owner acquiring an interest in a Series 1996-A Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1996-A Certificates as indebtedness for certain tax purposes.

This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

                                     A-2-2

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                                     A-2-3

            IN WITNESS WHEREOF, Bank of America National Association has caused this Class B Certificate to be duly executed.



                                       By:__________________________
                                          Authorized Officer



Date:  July 19, 1996

                                     A-2-4

               Form of Trustee's Certificate of Authentication
               -----------------------------------------------


                        CERTIFICATE OF AUTHENTICATION
                        -----------------------------


            This is one of the Series 1996-A Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                        FIRST BANK NATIONAL ASSOCIATION,
                                                Trustee



                                        By:_____________________________
                                                Authorized Signatory

                                                                       EXHIBIT B
                                                                       ---------


            FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                 TO THE TRUSTEE
                      BANK OF AMERICA NATIONAL ASSOCIATION
                  BA MASTER CREDIT CARD TRUST SERIES 1996-A
                    MONTHLY PERIOD ENDING _________ __, ____

            Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1996-A Supplement. This notice is delivered pursuant to Section 4.09.

A.        BANK OF AMERICA IS THE  SERVICER  UNDER THE POOLING AND  SERVICING
          AGREEMENT.

B.        THE UNDERSIGNED IS A SERVICING OFFICER.

C. THE DATE OF THIS NOTICE IS ON OR BEFORE THE RELATED TRANSFER DATE UNDER THE POOLING AND SERVICING AGREEMENT.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

            Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Finance Charge Account, the Principal Account, and the Principal Funding Account on _________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 1996-A Supplement and Section 4.09 of the Pooling and Servicing Agreement:

A.            PURSUANT TO SUBSECTION 3(A) OF THE SERIES 1996-A
              SUPPLEMENT:

              1.    SERVICER INTERCHANGE                            $___________

B.            PURSUANT TO SUBSECTION 4.09(A)(I):

              1.    CLASS A MONTHLY INTEREST AT THE                 $___________
                    CLASS A CERTIFICATE RATE ON THE
                    CLASS A INVESTOR INTEREST

              2.    CLASS A DEFICIENCY AMOUNT                       $___________

              3.    CLASS A ADDITIONAL INTEREST                     $___________

C.            PURSUANT TO SUBSECTION 4.09(A)(II):

              1.    CLASS A SERVICING FEE                           $___________

              2.    ACCRUED AND UNPAID CLASS A                      $___________
                    SERVICING FEE

D.            PURSUANT TO SUBSECTION 4.09(A)(III):

              1.    CLASS A INVESTOR DEFAULT AMOUNT                 $___________

E.            PURSUANT TO SUBSECTION 4.09(A)(IV):

              1.    PORTION OF EXCESS SPREAD FROM                   $___________
                    CLASS A AVAILABLE FUNDS TO BE
                    ALLOCATED AND DISTRIBUTED AS
                    PROVIDED IN SECTION 4.11

F.            PURSUANT TO SUBSECTION 4.09(B)(I):

              1.    CLASS B MONTHLY INTEREST AT THE                 $___________
                    CLASS B CERTIFICATE RATE ON THE
                    CLASS B INVESTOR INTEREST

              2.    CLASS B DEFICIENCY AMOUNT                       $___________

              3.    CLASS B ADDITIONAL INTEREST                     $___________

G.            PURSUANT TO SUBSECTION 4.09(B)(II):

              1.    CLASS B SERVICING FEE                           $___________

              2.    ACCRUED AND UNPAID CLASS B                      $___________
                    SERVICING FEE

H.            PURSUANT TO SUBSECTION 4.09(B)(III):

              1.    PORTION OF EXCESS SPREAD FROM                   $___________
                    CLASS B AVAILABLE FUNDS TO BE
                    ALLOCATED AND DISTRIBUTED AS
                    PROVIDED IN SECTION 4.11

I.            PURSUANT TO SUBSECTION 4.09(C)(I):

              1.    COLLATERAL INTEREST SERVICING FEE,              $___________
                    IF APPLICABLE

              2.    ACCRUED AND UNPAID COLLATERAL                   $___________
                    INTEREST SERVICING FEE, IF
                    APPLICABLE

J.            PURSUANT TO SUBSECTION 4.09(C)(II):

              1.    PORTION OF EXCESS SPREAD FROM                   $___________
                    COLLATERAL AVAILABLE FUNDS TO BE
                    ALLOCATED AND DISTRIBUTED AS
                    PROVIDED IN SECTION 4.11

                    TOTAL                                           $
                                                                     ===========

K.            PURSUANT TO SUBSECTION 4.09(D)(I):

              1.    AMOUNT TO BE TREATED AS SHARED                  $___________
                    EXCESS PRINCIPAL COLLECTIONS

L.            PURSUANT TO SUBSECTION 4.09(D)(II):

              1.    AMOUNT TO BE PAID TO THE HOLDER OF              $___________
                    THE TRANSFEROR CERTIFICATE

              2.    UNALLOCATED PRINCIPAL COLLECTIONS               $___________

M.            PURSUANT TO SUBSECTION 4.09(E)(I):

              1.    CLASS A MONTHLY PRINCIPAL                       $___________

N.            PURSUANT TO SUBSECTION 4.09(E)(II):

              1.    CLASS B MONTHLY PRINCIPAL                       $___________

O.            PURSUANT TO SUBSECTION 4.09(E)(III)

              1.    COLLATERAL MONTHLY PRINCIPAL TO BE              $___________
                    APPLIED IN ACCORDANCE WITH THE
                    LOAN AGREEMENT

P.            PURSUANT TO SUBSECTION 4.09(E)(IV):

              1.    AMOUNT TO BE TREATED AS SHARED                  $___________
                    EXCESS PRINCIPAL COLLECTIONS

Q.            PURSUANT TO SUBSECTION 4.09(E)(V):

              1.    AMOUNT TO BE PAID TO THE HOLDER OF              $___________
                    THE TRANSFEROR CERTIFICATE

              2.    UNALLOCATED PRINCIPAL COLLECTIONS               $___________

                    TOTAL                                           $
                                                                     ===========

R.            PURSUANT TO SUBSECTION 4.09(F):

              1.    AMOUNT TO BE WITHDRAWN FROM THE                 $___________
                    PRINCIPAL FUNDING ACCOUNT AND
                    DEPOSITED INTO THE DISTRIBUTION
                    ACCOUNT

S.            PURSUANT TO SECTION 4.13:

              1.    AMOUNT OF SHARED EXCESS FINANCE                 $___________
                    CHARGE COLLECTIONS TO BE WITHDRAWN
                    FROM THE FINANCE CHARGE ACCOUNT TO
                    BE ALLOCATED TO SERIES 1996-A AND
                    DISTRIBUTED AS PROVIDED IN SECTION
                    4.11.

II.           INSTRUCTION TO MAKE CERTAIN PAYMENTS


           PURSUANT TO SECTION 4.09, THE SERVICER DOES HEREBY INSTRUCT THE TRUSTEE TO PAY IN ACCORDANCE WITH SECTION 5.01 FROM THE DISTRIBUTION ACCOUNT ON _________ __, ____, WHICH DATE IS A DISTRIBUTION DATE UNDER THE POOLING AND SERVICING AGREEMENT, AMOUNTS SO DEPOSITED IN THE DISTRIBUTION ACCOUNT PURSUANT TO SECTION 4.09 AS SET FORTH BELOW:

A.     PURSUANT TO SUBSECTION 4.09(G);

          1.    AMOUNT TO BE DISTRIBUTED TO CLASS                   $___________
                A CERTIFICATEHOLDERS

          2.    AMOUNT TO BE DISTRIBUTED TO CLASS                   $___________
                B CERTIFICATEHOLDERS

B.     PURSUANT TO SUBSECTION 4.09(H)(I):

          1.    AMOUNT TO BE DISTRIBUTED TO THE                     $___________
                CLASS A CERTIFICATEHOLDERS

C.     PURSUANT TO SUBSECTION 4.09(H)(II):

          1.    AMOUNT TO BE DISTRIBUTED TO THE                     $___________
                CLASS B CERTIFICATEHOLDERS

III.      APPLICATION OF EXCESS SPREAD

       PURSUANT TO SECTION 4.11, THE SERVICER DOES HEREBY INSTRUCT THE TRUSTEE TO APPLY THE EXCESS SPREAD WITH RESPECT TO THE RELATED MONTHLY PERIOD AND TO MAKE THE FOLLOWING DISTRIBUTIONS IN THE FOLLOWING PRIORITY:

A.        THE AMOUNT EQUAL TO THE CLASS A REQUIRED                  $___________
          AMOUNT,  IF ANY,  WHICH  WILL BE USED TO
          FUND THE CLASS A REQUIRED AMOUNT AND BE
          APPLIED IN ACCORDANCE  WITH, AND IN THE
          PRIORITY SET FORTH IN, SUBSECTION 4.09(A)

B.        THE AMOUNT EQUAL TO THE AGGREGATE AMOUNT                  $___________
          OF CLASS A INVESTOR CHARGE-OFFS WHICH HAVE
          NOT BEEN PREVIOUSLY REIMBURSED (AFTER GIVING
          EFFECT TO THE ALLOCATION ON SUCH TRANSFER
          DATE OF CERTAIN OTHER AMOUNTS APPLIED FOR
          THAT PURPOSE) WHICH WILL BE TREATED AS A
          PORTION OF INVESTOR PRINCIPAL COLLECTIONS AND
          DEPOSITED INTO THE PRINCIPAL ACCOUNT ON SUCH
          TRANSFER DATE

C.        THE AMOUNT EQUAL TO THE CLASS B REQUIRED                  $___________
          AMOUNT,  IF ANY,  WHICH  WILL BE USED TO
          FUND THE CLASS B REQUIRED AMOUNT  AND  BE
          APPLIED  FIRST  IN  ACCORDANCE  WITH,  AND
          IN THE PRIORITY  SET FORTH IN,  SUBSECTION
          4.09(B)  AND THEN ANY  AMOUNT AVAILABLE
          TO PAY THE CLASS B INVESTOR DEFAULT AMOUNT
          SHALL BE TREATED  AS A PORTION OF INVESTOR
          PRINCIPAL COLLECTIONS AND DEPOSITED INTO
          THE PRINCIPAL ACCOUNT

D.        THE AMOUNT EQUAL TO THE AGGREGATE AMOUNT BY               $___________
          WHICH THE CLASS B INVESTOR INTEREST HAS BEEN
          REDUCED BELOW THE INITIAL CLASS B INVESTOR
          INTEREST FOR REASONS OTHER THAN THE PAYMENT
          OF PRINCIPAL TO THE CLASS B CERTIFICATEHOLDERS
          (BUT NOT IN EXCESS OF THE AGGREGATE  AMOUNT OF
          SUCH REDUCTIONS WHICH HAVE NOT BEEN PREVIOUSLY
          REIMBURSED)  WHICH WILL BE TREATED AS A PORTION
          OF INVESTOR PRINCIPAL COLLECTIONS AND DEPOSITED
          INTO THE PRINCIPAL ACCOUNT

E.        THE AMOUNT EQUAL TO THE COLLATERAL MONTHLY                $___________
          INTEREST PLUS THE AMOUNT OF ANY PAST DUE
                   ----
          COLLATERAL MONTHLY INTEREST WHICH WILL BE
          PAID TO THE COLLATERAL INTEREST HOLDER FOR
          APPLICATION IN ACCORDANCE WITH THE LOAN
          AGREEMENT

F.        THE AMOUNT EQUAL TO THE AGGREGATE AMOUNT OF               $___________
          ACCRUED  BUT  UNPAID COLLATERAL  INTEREST
          SERVICING  FEES  WHICH  WILL  BE PAID TO THE
          SERVICER IF THE TRANSFEROR OR AN ACCEPTABLE
          SUCCESSOR SERVICER IS THE SERVICER,

G.        THE AMOUNT EQUAL TO THE COLLATERAL DEFAULT                $___________
          AMOUNT, IF ANY, FOR THE PRIOR MONTHLY PERIOD
          WHICH WILL BE TREATED AS A PORTION OF INVESTOR
          PRINCIPAL COLLECTIONS AND DEPOSITED INTO
          THE PRINCIPAL ACCOUNT

H.        THE AMOUNT EQUAL TO THE AGGREGATE AMOUNT BY               $___________
          WHICH THE COLLATERAL INTEREST HAS BEEN
          REDUCED BELOW THE REQUIRED COLLATERAL
          INTEREST FOR REASONS OTHER THAN
          THE PAYMENT OF PRINCIPAL TO THE COLLATERAL
          INTEREST HOLDER (BUT NOT IN EXCESS OF THE
          AGGREGATE AMOUNT OF SUCH REDUCTIONS WHICH
          HAVE NOT BEEN PREVIOUSLY REIMBURSED) WHICH
          WILL BE TREATED AS A PORTION OF INVESTOR
          PRINCIPAL COLLECTIONS AND DEPOSITED INTO
          THE PRINCIPAL ACCOUNT

I.        ON EACH TRANSFER DATE FROM AND AFTER THE                  $___________
          RESERVE ACCOUNT FUNDING DATE, BUT PRIOR
          TO THE DATE ON WHICH THE RESERVE ACCOUNT
          TERMINATES  AS DESCRIBED IN SUBSECTION
          4.16(F),  THE AMOUNT UP TO THE EXCESS,
          IF ANY, OF THE REQUIRED RESERVE ACCOUNT
          AMOUNT OVER THE AVAILABLE RESERVE ACCOUNT
          AMOUNT WHICH SHALL BE DEPOSITED INTO THE
          RESERVE ACCOUNT

J.        THE BALANCE, IF ANY, AFTER GIVING EFFECT                  $___________
          TO THE PAYMENTS MADE PURSUANT TO
          SUBPARAGRAPHS (A) THROUGH (I) ABOVE WHICH
          SHALL BE DEPOSITED INTO THE DISTRIBUTION
          ACCOUNT AND APPLIED IN ACCORDANCE WITH
          THE PROVISIONS OF THE LOAN AGREEMENT

IV.       REALLOCATED PRINCIPAL COLLECTIONS

       PURSUANT TO SECTION 4.12, THE SERVICER DOES HEREBY INSTRUCT THE TRUSTEE TO WITHDRAW FROM THE PRINCIPAL ACCOUNT AND APPLY REALLOCATED PRINCIPAL COLLECTIONS PURSUANT TO SECTION 4.12 WITH RESPECT TO THE RELATED MONTHLY PERIOD IN THE FOLLOWING AMOUNTS:

A.        REALLOCATED COLLATERAL PRINCIPAL RECEIVABLES              $___________

B.        REALLOCATED CLASS B PRINCIPAL RECEIVABLES                 $___________

V.        ACCRUED AND UNPAID AMOUNTS

       AFTER GIVING EFFECT TO THE WITHDRAWALS AND TRANSFERS TO BE MADE IN ACCORDANCE WITH THIS NOTICE, THE FOLLOWING AMOUNTS WILL BE ACCRUED AND UNPAID WITH RESPECT TO ALL MONTHLY PERIODS PRECEDING THE CURRENT CALENDAR MONTH

A.  SUBSECTIONS 4.09(A)(I) AND (B)(I):

     (1)   THE AGGREGATE AMOUNT OF THE CLASS A                      $___________
           DEFICIENCY AMOUNT

     (2)   THE AGGREGATE AMOUNT OF CLASS B                          $___________
           DEFICIENCY AMOUNT

B.  SUBSECTIONS 4.09(A)(II) AND (B)(II):

     THE AGGREGATE AMOUNT OF ALL ACCURED AND                        $___________
     UNPAID INVESTOR MONTHLY SERVICING FEES

C.  SECTION 4.10:

     THE AGGREGATE AMOUNT OF ALL UNREIMBURSED                       $___________
     INVESTOR CHARGE OFFS

            IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED THIS CERTIFICATE THIS __TH DAY OF __________, ____.

                                    BANK OF AMERICA NATIONAL
                                      ASSOCIATION
                                      TRANSFEROR AND SERVICER


                                    By:_________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT C
                                                                       ---------


         FORM OF MONTHLY SERIES 1996-A CERTIFICATEHOLDERS' STATEMENT
         -----------------------------------------------------------

                                Series 1996-A

                      BANK OF AMERICA NATIONAL ASSOCIATION

                ---------------------------------------------

                         BA MASTER CREDIT CARD TRUST

                ---------------------------------------------

      The information which is required to be prepared with respect to the distribution date of ______ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution (Stated on the
      ---------------------------------------------------------------------
      Basis of $1,000 Original Certificate Principal Amount)
      ------------------------------------------------------

      1.  The amount of the current monthly distribution in respect
          of Clas A Monthly Principal                                $__________

      2.  The amount of the current monthly distribution in respect
          of Class B Monthly Principal                               $__________

      3.  The amount of the current monthly distribution in respect
          of Collateral Monthly Principal                            $__________

      4.  The amount of the current monthly distribution in respect
          of Class A Monthly Interest                                $__________

      5.  The amount of the current monthly distribution in respect
          of Class A Deficiency Amounts                              $__________

      6.  The amount of the current monthly distribution in respect
          of Class A Additional Interest                             $__________

      7. The amount of the current monthly distribution in respect of Class B Monthly Interest

      8.  The amount of the current monthly distribution in respect
          of Class B Deficiency Amounts                              $__________

      9.  The amount of the current monthly distribution in respect
          of Class B Additional Interest                             $__________

      10. The amount of the current monthly distribution in respect
          of Collateral Monthly Interest                             $__________

      11. The amount of the current monthly distribution in respect
          of any accrued and unpaid Collateral Monthly Interest      $__________

B.    Information Regarding the Performance of the Trust
      --------------------------------------------------

      1.  Collection of Principal Receivables
          -----------------------------------

          (a)  The aggregate amount of Collections of Principal
               Receivables processed during the related Monthly
               Period which were allocated in respect of the
               Class A Certificates                                  $__________

          (b)  The aggregate amount of Collections of Principal
               Receivables processed during the related Monthly
               Period which were allocated in respect of the
               Class B Certificates                                  $__________

          (c)  The aggregate amount of Collections of Principal
               Receivables processed during the related Monthly
               Period which were allocated in respect of the
               Collateral Interest                                   $__________

      2.  Principal Receivables in the Trust
          ----------------------------------

          (a)  The aggregate amount of Principal Receivables
               in the Trust as of the end of the day on the
               last day of the related Monthly Period                $__________

          (b)  The amount of Principal Receivables in the
               Trust represented by the Investor Interest
               of Series 1996-A as of the end of the day
               on the last day of the related Monthly Period         $__________

          (c)  The amount of Principal Receivables in the
               Trust represented by the Series 1996-A
               Adjusted Investor Interest as of the end of
               the day on the last day of the related
               Monthly Period                                        $__________

          (d)  The amount of Principal Receivables in the
               Trust represented by the Class A Investor
               Interest as of the end of the day on the
               last day of the related Monthly Period                $__________

          (e)  The amount of Principal Receivables in the
               Trust represented by the Class A Adjusted
               Investor interest as of the end of day on
               the last day of the related Monthly Period            $__________

          (f)  The amount of Principal Receivables in the
               Trust represented by the Class B Investor
               Interest as of the end of the day on the
               last day of the related Monthly Period                $__________

          (g)  The amount of Principal Receivables in the
               Trust represented by the Collateral Interest
               as of the end of the day on the last day of
               the related Monthly Period                            $__________

          (h)  The Floating Investor Percentage with respect
               to the related Monthly Period                         ____%

          (i)  The Class A Floating Allocation with respect
               to the related Monthly Period                         ____%

          (j)  The Class B Floating Allocation with respect
               to the related Monthly Period                         ____%

          (k)  The Collateral Floating Allocation with respect
               to the related Monthly Period                         ____%

          (l)  The Fixed Investor Percentage with respect to the
               related Monthly Period                                ____%

          (m)  The Class A Fixed Allocation with respect to the
               related Monthly Period                                ____%

          (n)  The Class B Fixed Allocation with respect to the
               related Monthly Period                                ____%

          (o)  The Collateral Fixed Allocation with respect to
               the related Monthly Period                            ____%
                   RESPECT TO THE RELATED MONTHLY PERIOD

      3.  Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate               Percentage
                                              Account                 of Total
                                              Balance                Receivables
                                             ---------               -----------

          (a)    30 - 59 days:              $__________                 ____%
          (b)    60 - 89 days:              $__________                 ____%
          (c)    90 - or more days:         $__________                 ____%
                                Total:      $__________                 ____%

      4.  Investor Default Amount
          -----------------------

          (a)  The Aggregate Investor Default Amount for
               the related Monthly Period                            $__________

          (b)  The Class A Investor Default Amount for
               the related Monthly Period                            $__________

          (c)  The Class B Investor Default Amount for
               related Monthly Period                                $__________

          (d)  The Collateral Default Amount for the
               related Monthly Period                                $__________

      5.  Investor Charge Offs
          --------------------

          (a)  The aggregate amount of Class A Investor
               Charge Offs for the related Monthly Period            $__________

          (b)  The aggregate amount of Class A Investor
               Charge Offs set forth in 5(a) above per
               $1,000 of original certificate principal
               amount                                                $__________

          (c)  The aggregate amount of Class B Investor
               Charge Offs for the related Monthly Period            $__________

          (d)  The aggregate amount of Class B Investor
               Charge Off set forth in 5(c) above per
               $1,000 of original certificate principal
               amount                                                $__________

          (e)  The aggregate amount of Collateral
               Charge Offs for the related Monthly
               Period                                                $__________

          (f)  The aggregate amount of Collateral
               Charge Offs set forth in 5(e) above
               per $1,000 of original certificate
               principal amount                                      $__________

          (g)  The aggregate amount of Class A
               Investor Charge Offs reimbursed on
               the Transfer Date immediately
               preceding this Distribution Date                      $__________

          (h)  The aggregate amount of Class A
               Investor Charge Offs set forth in
               5(g) above per $1,000 original
               certificate principal amount
               reimbursed on the Transfer Date
               immediately preceding this
               Distribution Date                                     $__________

          (i)  The aggregate amount of Class B
               Investor Charge Offs reimbursed on
               the Transfer Date immediately
               preceding this Distribution Date                      $__________

          (j)  The aggregate amount of Class b
               Investor Charge Offs set forth in
               5(i) above per $1,000 original
               certificate principal amount
               reimbursed on the Transfer Date
               immediately preceding this
               Distribution Date                                     $__________

          (k)  The aggregate amount of Collateral
               Charge Offs reimbursed on the
               Transfer Date immediately preceding
               this Distribution Date                                $__________

          (l)  The aggregate amount of Collateral
               Charge Offs set forth in 5(k) above
               per $1,000 original certificate
               principal amount reimbursed on the
               Transfer Date immediately preceding
               Distribution Date                                     $__________

      6.  Investor Servicing Fee
          ----------------------

          (a)  The amount of the Class A Servicing
               Fee payable by the Trust to the
               Servicer for the related Monthly Period               $__________

          (b)  The amount of the Class B Servicing
               Fee payable by the Trust to the
               Servicer for the related Monthly Period               $__________

          (c)  The amount of the Collateral Servicing
               Fee payable by the Trust to the Servicer
               for the related Monthly Period                        $__________

          (d)  The amount of Servicer Interchange payable
               by the Trust to the Servicer for the
               related Monthly Period                                $__________

      7.  Reallocations
          -------------

          (a)  The amount of Reallocated Collateral Principal
               Collections with respect to this Distribution
               Date                                                  $__________

          (b)  The amount of Reallocated Class B Principal
               Collections with respect to this Distribution
               Date                                                  $__________

          (c)  The Collateral Interest as of the close of
               business on this Distribution Date                    $__________

          (d)  The Class B Investor Interest as of the close
               of business on this Distribution Date                 $__________

      8.  Collection of Finance Charge Receivables
          ----------------------------------------

          (a)  The aggregate amount of Collections of Finance
               Charge Receivables processed during the related
               Monthly Period which were allocated in respect
               of the Class A Certificates                           $__________

          (b)  The aggregate amount of Collections of Finance
               Charge Receivables processed during the related
               Monthly Period which were allocated in respect
               of the Class B Certificates                           $__________

          (c)  The aggregate amount of Collections of Finance
               Charge Receivables processed during the related
               Monthly Period which were allocated in respect
               of the Collateral Interest                            $__________

      9.  Principal Funding Account
          -------------------------

          (a)  The principal amount on deposit in the Principal
               Funding Account on the related Transfer Date          $__________

          (b)  The Accumulation Shortfall with respect to the
               related Monthly Period                                $__________

          (c)  The Principal Funding Investment Proceeds
               deposited in the Finance Charge Account on
               the related Transfer Date                             $__________

          (d)  The Principal Funding Investment Shortfall            $__________

          (e)  The amount of all or the portion of the
               Reserve Draw Amount deposited in the
               Finance Charge Account on the related
               Transfer Date from the Reserve Account                $__________

     10.  Reserve Draw Amount                                        $__________
          -------------------

     11.  Available Funds
          ---------------

          (a)  The amount of Class A Available Funds on deposit
               in the Finance Charge Account on the related
               Transfer Date                                         $__________

          (b)  The amount of Class B Available Funds on deposit
               in the Finance Charge Account on the related
               Transfer Date                                         $__________

          (c)  The amount of Collateral Available Funds on
               deposit in the Finance Charge Account on the
               related Transfer Date                                 $__________

     12.  Portfolio Yield
          ---------------

          (a)  The Portfolio Yield for the related Monthly
               Period                                                ____%

          (b)  The Portfolio Adjusted Yield for the related
               Monthly Period                                        ____%

C.    Floating-Rate Determinations
      ----------------------------

      1.  LIBOR for the Interest Period ending on this
          Distribution Date                                          ____%



                                     BANK OF AMERICA NATIONAL
                                       ASSOCIATION
                                       TRANSFEROR AND SERVICER


                                    By:_________________________
                                      Name:
                                     Title:

                                                           SCHEDULE TO EXHIBIT C
                                                           ---------------------


                  SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                    MONTHLY PERIOD ENDING _________ __, ____
                      BANK OF AMERICA NATIONAL ASSOCIATION
                  BA MASTER CREDIT CARD TRUST SERIES 1996-A


1.   THE AGGREGATE AMOUNT OF THE INVESTOR PERCENTAGE OF              $__________
     COLLECTIONS OF PRINCIPAL RECEIVABLES

2.   THE AGGREGATE AMOUNT OF THE INVESTOR PERCENTAGE                 $__________
     OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES
     (EXCLUDING INTERCHANGE)

3.   THE AGGREGATE AMOUNT OF THE INVESTOR PERCENTAGE                 $__________
     OF INTERCHANGE

4.   THE AGGREGATE AMOUNT OF SERVICER INTERCHANGE                    $__________

5.   THE AGGREGATE AMOUNT OF FUNDS ON DEPOSIT IN FINANCE             $__________
     CHARGE ACCOUNT ALLOCABLE TO THE SERIES 1996-A
     CERTIFICATES

6.   THE AGGREGATE AMOUNT OF FUNDS ON DEPOSIT IN THE                 $__________
     PRINCIPAL ACCOUNT ALLOCABLE TO THE SERIES 1996-A
     CERTIFICATES

7.   THE AGGREGATE AMOUNT OF FUNDS ON DEPOSIT IN THE                 $__________
     PRINCIPAL FUNDING ACCOUNT ALLOCABLE TO THE SERIES
     1996-A CERTIFICATES

8.   THE AGGREGATE AMOUNT TO BE WITHDRAWN FROM THE FINANCE           $__________
     CHARGE ACCOUNT AND PAID IN ACCORDANCE WITH THE LOAN
     AGREEMENT  PURSUANT TO SECTION

9.   THE EXCESS, IF ANY, OF THE REQUIRED COLLATERAL                  $__________
     INTEREST OVER THE COLLATERAL INTEREST

10.  THE COLLATERAL INTEREST ON THE TRANSFER DATE OF                 $__________
     THE CURRENT CALENDAR MONTH, AFTER GIVING EFFECT
     TO THE DEPOSITS AND WITHDRAWALS SPECIFIED ABOVE,
     IS EQUAL TO

11.  THE AMOUNT OF MONTHLY INTEREST, DEFICIENCY AMOUNTS
     AND ADDITIONAL INTEREST PAYABLE TO THE
     (i)   Class A Certificateholders                                $__________
     (ii)  Class B Certificateholders                                $__________
     (iii) Collateral Interest Holder                                $__________

12.  THE AMOUNT OF PRINCIPAL PAYABLE TO THE
     (i)   Class A Certificateholders                                $__________
     (ii)  Class B Certificateholders                                $__________
     (iii) Collateral Interest Holder                                $__________

13.  THE SUM OF ALL AMOUNTS PAYABLE TO THE
     (i)   Class A Certificateholders                                $__________
     (ii)  Class B Certificateholders                                $__________
     (iii) Collateral Interest Holder                                $__________

14. TO THE KNOWLEDGE OF THE UNDERSIGNED, NO SERIES 1996-A PAY OUT EVENT OR TRUST PAY OUT EVENT HAS OCCURRED EXCEPT AS
     DESCRIBED BELOW:
                   NONE



            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of __________, ____.



                                    BANK OF AMERICA NATIONAL
                                      ASSOCIATION
                                      TRANSFEROR AND SERVICER


                                    By:_______________________
                                      Name:
                                     Title:

                                      S-2